As filed with the Securities and Exchange Commission on April 22, 2004

Securities Act File No. 333-______
1940 Act File No. 811-_____
===============================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------
                                    FORM N-2
                        (check appropriate box or boxes)

|X|   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
|_|        Pre-Effective Amendment No.  ___
|_|        Post-Effective Amendment No. ___

                                     and/or

|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
|_|        AMENDMENT NO. ___

                                 --------------

                  LASALLE GLOBAL REAL ESTATE INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                                 100 Park Avenue
                            New York, New York 10017
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 850-1864
                                 --------------
                          Lawrence P. Vogel, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and Address of Agent for Service)
                                 --------------
                                 With Copies to:

  Leonard B. Mackey, Jr., Esq.                        [ ]
       Clifford Chance US LLP
           200 Park Avenue
      New York, New York 10166
           (212) 878-8000
                                  --------------

 Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered only in connection with a dividend reinvestment plan, please check this box. |_|

      It is proposed that this filing will become effective (check appropriate box)

         |_| when declared effective pursuant to 8(c).
                                                      --------------

                                CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
====================================================================================================================
                                                                 Proposed
                                                                  Maximum          Proposed
                                                                  Offering          Maximum
          Title of Securities                Amount Being        Price Per         Aggregate          Amount of
           Being Registered                   Registered          Unit(1)      Offering Price (1)  Registration Fee
--------------------------------------------------------------------------------------------------------------------
Common Stock, $0.0001 par value              1,000 shares          $15.00           $15,000            $126.70
====================================================================================================================

(1) Estimated solely for purposes of calculating the filing fee in accordance with Rule 457(c) under the Securities Act of 1933.

                                 --------------

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until such Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.
================================================================================

                              CROSS-REFERENCE SHEET

                      N-2 Item Number                                      Location in Part A (Caption)
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
PART A

1.   Outside Front Cover.............................        Outside Front Cover Page

2.   Inside Front and Outside Back Cover Page........        Outside Front Cover Page; Inside Front Cover Page

3.   Fee Table and Synopsis..........................        Summary; Summary of Fund Expenses

4.   Financial Highlights............................        Not Applicable

5.   Plan of Distribution............................        Outside Front Cover Page; Summary; Underwriting

6.   Selling Shareholders............................        Not Applicable

7.   Use of Proceeds.................................        Use of Proceeds; The Fund's Investments

8.   General Description of the Registrant...........        Outside Front Cover Page; Summary; The Fund; The Fund's
                                                             Investments; Risks; Description of Shares;
                                                             Anti-takeover and Other Provisions in the Articles of
                                                             Incorporation

9.   Management......................................        Outside Front Cover Page; Summary; Management of the
                                                             Fund; Custodian; Stockholder Service Agent and Dividend
                                                             Paying Agent

10.  Capital Shares, Long-Term Debt, and Other               Outside Front Cover Page; Summary; The Fund's
     Securities......................................        Investments; Description of Shares; Use of
                                                             Leverage; Borrowings; Tax Matters

11.  Defaults and Arrears on Senior Securities.......        Not Applicable

12.  Legal Proceedings...............................        Not Applicable

13.  Table of Contents of the Statement of Additional        Table of Contents of the Statement of Additional
     Information.....................................        Information

PART B                                                                       Location in Statement of
                                                                              Additional Information
---------------------------------------------------------------------------------------------------------------------
14.  Cover Pager.....................................        Outside Front Cover Page

15.  Table of Contents...............................        Outside Front Cover Page

16.  General Information and History.................        Not Applicable

17.  Financial Highlights............................        Not Applicable

18.  Investment Objectives and Policies..............        Investment Strategies and Risks

19.  Management......................................        Management of the Fund; Table of Compensation

20.  Control Persons and Principal Holders of
     Securities......................................        Not Applicable

21.  Investment Advisory and Other Services..........        Management of the Fund; Investment Management Services

22.  Brokerage Allocation and Other Practices........        Portfolio Transactions and Other Practices

23.  Tax Status......................................        Tax Matters; Tax Consequences of Certain Investments

24.  Financial Statements............................        Not Applicable

PART C

      Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              Subject to Completion
                   Preliminary Prospectus dated April 22, 2004

PROSPECTUS
                                     [LOGO]

                                [ ] COMMON SHARES
                  LASALLE GLOBAL REAL ESTATE INCOME FUND, INC.
                                $15.00 PER SHARE

                                ----------------

      The Fund. LaSalle Global Real Estate Income Fund, Inc. (the "Fund") is a newly organized, non-diversified, closed-end management investment company.

      Investment Objectives. The Fund's primary investment objective is to produce high levels of current income. Capital appreciation is a secondary investment objective.

      No Prior History. Because the Fund is newly organized, it has no performance history and its shares of common stock ("Common Shares") have no history of public trading. The common stock of closed-end management investment companies, such as the Fund, frequently trades at a discount from its net asset value. The risk of the Common Shares trading at such a discount may be of greater concern for investors expecting to sell their shares relatively soon after completion of this offering.

      Investment Portfolio. Under normal market conditions, the Fund will invest at least 80% of its total assets in income-producing equity and equity-related securities, including common stocks, preferred stocks and securities convertible into common stocks, issued by Global Real Estate Companies, including real estate investment trusts and similar entities in the U.S. and other countries.

      A Global Real Estate Company is a company that, at the time of initial purchase, derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or has at least 50% of its assets in such real estate.

                                                   (continued on following page)
                                ----------------

      The Fund's investment policy of investing in Global Real Estate Companies, including real estate investment trusts, and its expected use of financial leverage involve a high degree of risk. You could lose some or all of your investment. See "Risks" beginning on page 25.

      Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                ----------------

                                                                                      Total Assuming Full Exercise
                                                                                           of Per Share Total
                                                 Per Share             Total            Over-Allotment Option(3)
                                                 ---------             -----            ------------------------
         Price to Public..................     $    15.000                $                       $
         Sales Load(1)....................           $                    $                       $
         Estimated Offering Expenses(2)...           $                    $                       $
         Proceeds to the Fund.............           $                    $                       $

(1) [The Fund has agreed to pay the underwriters $0.___ per Common Share in partial reimbursement of expenses incurred in connection with the offering. See "Underwriting."]

(2)   Total expenses of the Common Share offering paid by the Fund (which do not
      include the sales load) are estimated to be $   ,    or $    assuming full
      exercise of the over-allotment option, which represents $     per
      Common Share issued. [J. & W. Seligman & Co. Incorporated ("Seligman" or the "Investment Manager") and LaSalle Investment Management (Securities), L.P. ("LaSalle Securities" or the "Sub Adviser") have each agreed to pay fifty percent of: (i) an amount equal to the cost of offering Common Shares (other than sales load, but including the $0. per Common Share partial reimbursement of expenses to underwriters) in excess of $0. per Common Share and (ii) the Fund's organizational expenses, [except that the Fund has agreed to reimburse its Investment Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than sales load) does not exceed $0. per Common Share.]]

(3) The underwriters named in this Prospectus have the option to purchase up to ________ additional Common Shares from the Fund in certain circumstances. See "Use of Proceeds."

                                 [Underwriters]

                                ----------------

                        Prospectus dated        , 2004

(continued from previous page)

      The Fund may invest up to 30% of its total assets in preferred securities issued by Global Real Estate Companies, including up to 20% of its total assets in preferred shares of less than investment grade quality. The Fund will not invest more than 10% of its total assets in the securities of any single issuer. The Fund may also invest up to 20% of its total assets in investment grade and non-investment grade debt securities. Preferred and debt securities of non-investment grade quality may be regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the securities to pay dividends or interest and repay liquidation value or principal.

      Under normal market conditions, the Fund will invest primarily in Real Estate Equity Securities (as defined on page 1) of Global Real Estate Companies operating in developed countries but may invest up to 15% of its total assets in securities of companies domiciled in emerging market countries. Under normal
market conditions, the Fund expects to have investments in at least [         ]
countries, including the United States.

      There can be no assurance that the Fund will achieve its investment objectives.

      J. & W. Seligman & Co. Incorporated will act as the Fund's Investment Manager. LaSalle Investment Management (Securities), L.P. will act as the Fund's Sub Adviser.

      The Common Shares have been approved for listing on the [ ] Stock Exchange under the trading or "ticker" symbol "[ ]." The underwriters expect to deliver
the Common Shares to purchasers on or about      , 2004.

Use of Financial Leverage.

      The Fund may seek to enhance the level of its current income through the use of financial leverage. The Fund may leverage through the issuance of preferred stock ("Preferred Shares") or through the issuance of commercial paper and/or other borrowing by the Fund ("Borrowings"). The aggregate financial leverage through the issuance of Preferred Shares and/or Borrowings (collectively, "Financial Leverage") is not expected to exceed 33% of the Fund's total assets (including the proceeds of the Financial Leverage). Subject to the approval of the Fund's Board of Directors, the Fund intends to issue Preferred Shares within approximately three months of the completion of this offering of its Common Shares. There is no assurance that the Fund will utilize Financial Leverage or, if Financial Leverage is utilized, that it will be successful in enhancing the level of its current income. Holders of Common Shares ("Common Stockholders") will bear the offering costs of any issuance of Preferred Shares. The net asset value of Common Shares will be reduced by the underwriting fees and issuance costs of any Preferred Shares. See "Use of Financial Leverage."

      You should read this Prospectus, which contains important information about the Fund that you ought to know before deciding whether to invest. You should retain this Prospectus for future reference. A Statement of Additional
Information ("SAI"), dated      , 2004, containing additional information
about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into (i.e., is legally considered a part of) this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page 53 of this Prospectus, by calling 1-800-221-2450 or by writing the Fund. Additionally, you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).

      Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. See "Risks." For more information on the Fund's investment strategies, see "The Fund's Investments."

                                TABLE OF CONTENTS

PROSPECTUS SUMMARY.............................................................1
SUMMARY OF FUND EXPENSES......................................................14
THE FUND......................................................................17
USE OF PROCEEDS...............................................................17
THE FUND'S INVESTMENTS........................................................17
USE OF FINANCIAL LEVERAGE.....................................................22
INTEREST RATE TRANSACTIONS....................................................24
RISKS.........................................................................25
MANAGEMENT OF THE FUND........................................................36
NET ASSET VALUE...............................................................39
DISTRIBUTIONS.................................................................40
DIVIDEND REINVESTMENT PLAN....................................................41
DESCRIPTION OF SHARES.........................................................42
BORROWINGS....................................................................44
ANTI-TAKEOVER AND OTHER PROVISIONS IN  THE ARTICLES OF INCORPORATION..........45
TAX MATTERS...................................................................47
UNDERWRITING..................................................................50
CUSTODIAN.....................................................................52
STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING AGENT...........................52
LEGAL OPINIONS................................................................52
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..................53

      YOU SHOULD ONLY RELY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION PROVIDED BY THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.


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                               PROSPECTUS SUMMARY

      This summary highlights information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common stock. You should carefully read the entire Prospectus, including the documents incorporated by reference into it, particularly the section entitled "Risks" beginning on page 25.

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
The Fund..........................    LaSalle Global Real Estate Income Fund, Inc. ("Fund") is
                                      a newly organized, non-diversified, closed-end management
                                      investment company.  J. & W. Seligman & Co. Incorporated
                                      ("Seligman" or the "Investment Manager") will act as the
                                      Fund's Investment Manager, and LaSalle Investment
                                      Management (Securities), L.P. ("LaSalle Securities" or
                                      the "Sub Adviser") will act as its Sub Adviser.

The Offering of Common Shares.....    The Fund is offering shares of common stock at [$15.00]
                                      per share through a group of underwriters (the
                                      "Underwriters") led by              .  The shares of
                                      common stock are called "Common Shares" in the rest of
                                      this Prospectus.  You must purchase at least [100 Common
                                      Shares ($1,500)] in order to participate in this
                                      offering.  The Fund has given the Underwriters an option
                                      to purchase up to      additional Common Shares to cover
                                      orders in excess of      Common Shares.  See
                                      "Underwriting." [The Investment Manager has agreed to pay
                                      (i) the Fund's Common Share offering costs (other than
                                      sales load) that exceed $0.   per Common Share and (ii)
                                      the Fund's organizational expenses, except that the Fund
                                      has agreed to reimburse its Investment Manager for such
                                      organizational expenses to the extent that the aggregate
                                      of all such organizational expenses and all offering
                                      costs (other than the sales load) does not exceed $0.
                                      per Common Share.]

Investment Objectives of the Fund.    The Fund's primary investment objective is to produce
                                      high levels of current income.  Capital appreciation is a
                                      secondary investment objective.  There can be no
                                      assurance that the Fund's investment objectives will be
                                      achieved.  See "The Fund's Investments."

                                      Under normal market conditions, the Fund will invest at
                                      least 80% of its total assets in income-producing equity
                                      and equity-related securities, including common stocks,
                                      preferred stocks and securities convertible into common
                                      stocks, issued by Global Real Estate Companies ("Real
                                      Estate Equity Securities").  A "Global Real Estate
                                      Company" is a company that, at the time of initial
                                      purchase, derives at least 50% of its revenues from the
                                      ownership, construction, financing, management or sale of
                                      commercial, industrial, or residential real estate or has
                                      at least 50% of its assets in such real estate.
Investment Parameters of the Fund's
    Portfolio.....................    The Fund may invest up to 30% of its total assets in
                                      preferred securities issued by Global Real Estate
                                      Companies.  The Fund will not invest more than 10% of its
                                      total assets in the securities of any one issuer.

                                      The Fund has a fundamental policy of concentrating its
                                      investments in the real estate industry and not
                                      concentrating in any other industry.  This policy cannot
                                      be changed without stockholder approval.

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                                      -1-
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
                                      Under normal market conditions, the Fund may invest up to
                                      20% of its total assets in investment grade and
                                      non-investment grade debt securities (including
                                      convertible and non-convertible debt securities), such as
                                      debt securities issued by Global Real Estate Companies,
                                      U.S. government obligations and obligations of certain
                                      foreign governments.  The Fund may also invest up to 20%
                                      of its total assets in preferred securities that are
                                      below-investment grade or that are not rated and are
                                      considered by LaSalle Securities to be of comparable
                                      quality.

                                      The Fund may, for cash management purposes, during a
                                      reasonable start-up period following this offering and
                                      any offering of preferred stock ("Preferred Shares") or
                                      other leverage, or for defensive purposes, temporarily
                                      hold all or a substantial portion of its assets in cash
                                      or cash equivalents, money market instruments or debt
                                      securities.  A reasonable start up period following any
                                      offering is not expected to exceed three months.  See
                                      "The Fund's Investments" and "Risks."

                                      Under normal market conditions, the Fund will invest
                                      primarily in Real Estate Equity Securities of Global Real
                                      Estate Companies operating in developed countries but may
                                      invest up to 15% of its total assets in securities of
                                      companies domiciled in emerging market countries.  Under
                                      normal market conditions, the Fund expects to have
                                      investments in at least [   ] countries, including the
                                      United States.
LaSalle Securities' Approach to
    Securities....................    LaSalle Securities will seek to capitalize on resources
                                      available to it, including those of its affiliates, to
                                      identify regions, countries and companies offering superior income and total return potential.  Its philosophy combines a real estate investment orientation with a value-oriented securities investment discipline.

                                      LaSalle Securities focuses on quality of management,
                                      relative equity valuation levels within the real estate
                                      securities universe, and relative property sector
                                      performance expectations.

                                      LaSalle Securities believes that, while the performance
                                      of the overall real estate stock sector is influenced by
                                      a number of economic and market factors, the relative
                                      performance of individual real estate companies is
                                      primarily driven by the performance of their underlying
                                      assets and the ability of their managements to create
                                      value through property management, acquisitions, new
                                      development, value-added asset management strategies, and
                                      financial management.
Rationale for Investing in
    Common Shares.................    Based upon an evaluation of historical data, LaSalle
                                      Securities and Seligman believe that investments in
                                      Global Real Estate Companies offer investors generally
                                      higher current yields than many other major asset classes
                                      of equity and debt securities and low performance
                                      correlation to other major asset classes of equity and
                                      debt securities.  As a result, an investment in the Fund
                                      may provide the opportunity to add an alternative asset
                                      class to an investor's overall portfolio.  See "The
                                      Fund's Investments."

Use of Financial Leverage.........    The Fund may seek to enhance the level of its current
                                      income through the use of financial leverage.  The Fund
                                      may use leverage through the issuance of Preferred Shares
                                      or through the issuance of commercial

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                                       -2-
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
                                      paper and/or other borrowing by the Fund ("Borrowings").
                                      The aggregate financial leverage through the issuance of
                                      Preferred Shares and/or Borrowings (collectively,
                                      "Financial Leverage") is not expected to exceed 33% of the
                                      Fund's total assets (including the proceeds of the
                                      Financial Leverage). Subject to the approval of the Fund's
                                      Board of Directors (the "Board of Directors"), which will
                                      be based in part on market conditions and other factors,
                                      the Fund intends to issue Preferred Shares within
                                      approximately three months of the completion of this
                                      offering of Common Shares.

                                      The Fund expects that any Financial Leverage will be rated in the highest rating category by one or more nationally
                                      recognized statistical ratings organizations (each a
                                      "Rating Agency") and will have short-term interest or
                                      dividend rates that are expected, in current market
                                      conditions, to be lower than the yields on the additional
                                      securities of Global Real Estate Companies that the Fund
                                      would purchase with the proceeds of the Financial
                                      Leverage. So long as the net rate of return on the Fund's
                                      investments purchased with the proceeds of the Financial
                                      Leverage exceeds the interest or dividend rate payable on
                                      the Financial Leverage, plus associated expenses, such
                                      excess return will be available to pay higher dividends to holders of the Common Shares ("Common Stockholders"). If
                                      not, the issuance of Financial Leverage could reduce the
                                      return to Common Stockholders. Under the Investment
                                      Company Act of 1940, as amended (the "1940 Act"), the Fund may issue Preferred Shares so long as after their issuance their liquidation preference, plus the aggregate amount of senior securities representing indebtedness, does not
                                      exceed 50% of the Fund's total assets. There is no
                                      assurance that the Fund will utilize Financial Leverage
                                      or, if Financial Leverage is utilized, that it will be
                                      successful in enhancing the level of its current income.
                                      Common Stockholders will bear the offering costs of any
                                      issuance of Preferred Shares. The net asset value of
                                      Common Shares will be reduced by the underwriting fees and issuance costs of any Preferred Shares. The use of
                                      Financial Leverage involves special risks. See "Use of
                                      Financial Leverage" and "Risks--Risk of Financial
                                      Leverage."

Interest Rate Transactions........    In connection with the Fund's anticipated use of Financial
                                      Leverage, it may seek to hedge the interest rate risks
                                      associated with Financial Leverage through interest rate
                                      swaps, caps or other derivative transactions. These
                                      transactions involve investment techniques and risks
                                      different from those associated with portfolio
                                      transactions in Real Estate Equity Securities. There is no assurance that any interest rate hedging transactions, if
                                      undertaken, will be successful, and such transactions may
                                      adversely affect the Fund's achievement of its investment
                                      objectives. See "Use of Financial Leverage" and "Interest
                                      Rate Transactions."

Dividend Distributions on Common
    Shares........................    The Fund intends to distribute its net investment income
                                      on a monthly basis and to distribute at least annually
                                      any net long- and short-term capital gains realized
                                      during the year.

                                      The initial dividend is expected to be declared
                                      approximately 45 days, and paid approximately 60 to 90
                                      days, from the completion of this offering of Common
                                      Shares, depending on market conditions and

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                                      -3-
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
                                      operations.

                                      Common Shareholders will receive distributions in cash,
                                      unless they elect to have such distributions reinvested
                                      in additional Common Shares under the Fund's Dividend
                                      Reinvestment Plan.

                                      The Fund intends to seek exemptive relief from the
                                      Securities and Exchange Commission ("SEC") to permit it
                                      to adopt a managed dividend policy ("Managed Dividend
                                      Policy").  Pursuant to a Managed Dividend Policy, the
                                      Fund could make regular cash distributions to Common
                                      Stockholders, at a fixed rate per Common Share or at a
                                      fixed percentage of its net asset value, which may
                                      include periodic distributions of net long- and
                                      short-term capital gains or, in certain instances, return
                                      of capital.  There is no assurance that the Fund would be
                                      able to obtain the necessary exemptive relief to adopt
                                      this policy.

                                      Prior to receiving exemptive relief for a Managed
                                      Dividend Policy and, commencing with the Fund's first
                                      dividend, the Fund intends to make regular monthly cash
                                      distributions to Common Stockholders at a fixed rate per
                                      Common Share based on its projected performance, subject
                                      to adjustment from time to time ("Level-Rate Dividend
                                      Policy").  The Level-Rate Dividend Policy may require
                                      certain distributions to be recharacterized as a
                                      return of capital.

                                      The dividend rate that the Fund pays on its Common Shares
                                      will depend on a number of factors and could be adjusted
                                      upward or downward from time to time as portfolio and
                                      market conditions change, including satisfying the
                                      minimum distribution requirements applicable to a
                                      "Regulated Investment Company" under the Internal Revenue
                                      Code of 1986, as amended (the "Code").

                                      It is currently expected that most dividends payable by
                                      the Fund will not be eligible for the reduced maximum
                                      income tax rate (currently, 15%) applicable to "qualified
                                      dividend income" under the Jobs and Growth Tax Relief
                                      Reconciliation Act of 2003 (the "2003 Tax Act").  See
                                      "Distributions" and "Dividend Reinvestment Plan."  See
                                      also "Tax Matters."

Management........................    Seligman will serve as the Investment Manager of the
                                      Fund.  Subject to the general supervision of the Board of
                                      Directors, Seligman will monitor the performance of the
                                      Sub Adviser, which manages the investment of the Fund's
                                      assets, including making purchases and sales of portfolio
                                      securities consistent with the Fund's investment
                                      objectives and strategies.  Seligman also administers the
                                      Fund's business and other affairs.

                                      Established in 1864, Seligman currently serves as manager
                                      to 23 other U.S. registered investment companies, which
                                      offer more than 60 investment portfolios with
                                      approximately $13.1 billion in assets as of March 31,
                                      2004.  Seligman also provides investment management or
                                      advice to institutional or other accounts having an
                                      aggregate value as of March 31, 2004, of approximately
                                      $8.3 billion.

                                      LaSalle Securities will serve as the Fund's Sub Adviser.
                                      LaSalle Securities is the real estate securities
                                      investment adviser of LaSalle Investment Management, Inc.
                                      ("LaSalle"), a global real estate

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                                       -4-
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
                                      investment adviser managing private and public real estate assets around the world, including direct interests in
                                      real estate and real estate related securities. Together
                                      with its affiliates, LaSalle had approximately $23.2
                                      billion in real estate investment assets under management
                                      as of December 31, 2003, of which approximately $3.2
                                      billion was managed by LaSalle Securities.

                                      LaSalle Securities is part of Jones Lang LaSalle
                                      Incorporated ("Jones Lang LaSalle"), a leading
                                      full-service real estate firm that provides management
                                      services, corporate and financial services, and
                                      investment management services to corporations and other
                                      real estate owners, users and investors worldwide.  Jones
                                      Lang LaSalle has more than 17,000 employees in more than
                                      100 key markets in 34 countries on five continents.
                                      LaSalle Securities is supported by Jones Lang LaSalle's
                                      extensive property management and direct real estate
                                      investment organizations, and its global research network
                                      of more than 100 research professionals worldwide.

                                      Seligman will receive a fee, payable monthly, in an
                                      annual amount equal to 0.__% of the Fund's average daily
                                      total assets minus liabilities (other than the aggregate
                                      indebtedness entered into for purposes of leverage)
                                      ("Managed Assets").  The liquidation preference of the
                                      Preferred Shares is not a liability or permanent equity.
                                      [Seligman has contractually agreed to waive a portion of
                                      the management fees it is entitled to receive from the
                                      Fund at the annual rate of 0.__% of the Fund's average
                                      daily Managed Assets from the commencement of operations
                                      through [   ], and at a declining rate thereafter through
                                      [    ].]  The fees of the Fund's Sub Adviser will be paid
                                      by Seligman out of its management fee or otherwise from
                                      its own resources.

Listing and Symbol................    The Common Shares of the Fund have been approved for
                                      listing on the [  ] Stock Exchange under the trading or
                                      "ticker" symbol "[  ]".  See "Description of
                                      Shares--Common Shares."

Custodian.........................    [                      ] will serve as custodian of the
                                      Fund's assets.  See "Custodian."

Special Risk Considerations.......

    Newly Organized.                  The Fund is a newly organized, non-diversified,
                                      closed-end management investment company with no history
                                      of operations.

    Investment Risk.                  An investment in the Fund is subject to investment risk,
                                      including the possible loss of the entire amount that you
                                      invest.
    Risks of Securities Linked to
        the Real Estate Market.       The values of Real Estate Equity Securities reflect the
                                      perceived operating values of Global Real Estate
                                      Companies and do not always move in tandem with the
                                      prices of real estate assets.  Because the Fund
                                      concentrates its assets in the real estate industry, your
                                      investment in the Fund may be closely linked to the
                                      performance of the real estate markets.  There is a risk
                                      that the values of real estate may decline.  Property
                                      values may fall due to increasing or extended vacancies,
                                      overbuilding, increased competition, increases in
                                      property taxes and operating expenses, changes in zoning
                                      laws or other government regulations, changes in
                                      neighborhood values and the appeal of
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
                                      properties to tenants, and general rent decreases
                                      resulting from economic, legal, cultural or technological
                                      developments. There is also the risk of the possible lack
                                      of availability of mortgage funds or other capital, lack
                                      of completion of developments or delays in completion,
                                      casualty or condemnation losses, and tenant bankruptcies
                                      and other credit problems.

                                      Values of Real Estate Equity Securities may also fall,
                                      among other reasons, because of the failure of borrowers
                                      to pay their loans or because of poor management of the
                                      real estate properties owned by such companies.  Many
                                      Global Real Estate Companies utilize leverage (and some
                                      may be highly leveraged), which increases investment risk
                                      and could adversely affect a Global Real Estate Company's
                                      operations and market value in periods of rising interest
                                      rates.  Since interest rates are at or near historical
                                      lows, it is likely that they will rise in the near
                                      future.  Global Real Estate Companies may operate within
                                      particular sectors of the real estate industry that are
                                      subject to specific sector-related risks.

                                      Real Estate Investment Trusts ("REITs") are subject to
                                      highly technical and complex provisions of the Code.
                                      There is a possibility that a REIT may fail to qualify
                                      for conduit income tax treatment under the Code or may
                                      fail to maintain exemption from registration under the
                                      1940 Act, either of which could adversely affect its
                                      operations.

                                      Terrorist incidents may adversely affect the value of a
                                      property or an entire area substantially and
                                      unexpectedly.  These incidents can also disrupt or
                                      depress the economy, business, and tourism, which may
                                      adversely affect the value of properties in particular
                                      industries, e.g., hotels and retail establishments.

                                      Some risks are associated with particular sectors of real
                                      estate investments.

                                          -Retail Properties.  Retail properties are affected
                                            by the overall health of the applicable economy and
                                            may be adversely affected by the growth of
                                            alternative forms of retailing, bankruptcy,
                                            departure or cessation of operations of a tenant, a
                                            shift in consumer demand due to demographic
                                            changes, spending patterns and lease terminations.

                                          -Office Properties.  Office properties are affected
                                            by the overall health of the economy and other
                                            factors such as a downturn in the businesses
                                            operated by their tenants, obsolescence and
                                            non-competitiveness.

                                          -Hotel Properties.  The risks of hotel properties
                                            include, among other things, the necessity of a
                                            high level of continuing capital expenditures,
                                            competition, increases in operating costs which may
                                            not be offset by increases in revenues, dependence
                                            on business and commercial travelers and tourism,
                                            increases in fuel costs and other expenses of
                                            travel and adverse effects of general and local
                                            economic conditions.  Hotel properties tend to be
                                            more sensitive to adverse economic conditions and
                                            competition than many other commercial properties.

                                          -Health Care Properties.  Health care properties and
                                            health care
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                                       -6-
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
                                            providers are affected by several significant
                                            factors including federal, state and local laws
                                            governing licenses, certification, adequacy of care,
                                            pharmaceutical distribution, rates, equipment,
                                            personnel and other factors regarding operations;
                                            continued availability of revenue from government
                                            reimbursement programs (primarily Medicaid and
                                            Medicare); and competition on a local and regional
                                            basis. The failure of any health care operator to
                                            comply with governmental laws and regulations may
                                            affect its ability to operate its facility or
                                            receive government reimbursements.

                                          -Multifamily Properties.  The value and successful
                                            operation of a multifamily property may be affected
                                            by a number of factors such as the location of the
                                            property, the ability of the management team, the
                                            level of mortgage rates, presence of competing
                                            properties, adverse economic conditions in the
                                            locale, oversupply, and rent control laws or other
                                            laws affecting such properties.

                                          -Environmental Issues.  In connection with the
                                            ownership (direct or indirect), operation,
                                            management and development of real properties that
                                            may contain hazardous or toxic substances, a
                                            portfolio company may be considered an owner,
                                            operator or responsible party of such properties
                                            and, therefore, may be potentially liable for
                                            removal or remediation costs, as well as certain
                                            other costs, including governmental fines and
                                            liabilities for injuries to persons and property.
                                            The existence of any such material environmental
                                            liability could have a material adverse effect on
                                            the results of operations and cash flow of any such
                                            portfolio company and, as a result, the amount
                                            available to make distributions on shares of the
                                            Fund could be reduced.

                                          --Insurance Issues.  Certain of the portfolio
                                            companies may carry comprehensive liability, fire,
                                            flood, and earthquake extended coverage and rental
                                            loss insurance with various policy specifications,
                                            limits and deductibles.  Should any type of
                                            uninsured loss occur, the portfolio company could
                                            lose its investment in, and anticipated profits and
                                            cash flows from, a number of properties, which
                                            would as a result impact the Fund's investment
                                            performance.

    Stock Market Risk.                An investment in Common Shares will represent an indirect
                                      investment in Global Real Estate Companies, whose
                                      securities are owned by the Fund.  Substantially all of
                                      the securities owned by the Fund are expected to be
                                      traded on a national or foreign securities exchange or in
                                      the over-the-counter markets.  The value of the Fund's
                                      Common Shares and portfolio securities will fluctuate,
                                      sometimes rapidly and unpredictably.  The Fund intends to
                                      utilize Financial Leverage, which magnifies stock market
                                      risk.  See "Use of Financial Leverage" and "Risks--Stock
                                      Market Risk."

    Company Leverage Risk.            Global Real Estate Companies may be highly leveraged and
                                      financial covenants may affect their ability to operate
                                      effectively.  Global Real Estate Companies outside the
                                      U.S. may be more highly leveraged than U.S. Real Estate
                                      Companies.
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
    Smaller Companies Risk.           Even the larger REITs in the industry tend to be small to
                                      medium-sized companies in relation to the equity markets
                                      as a whole. Smaller company stocks, as a whole, may
                                      experience larger price fluctuations than large-company
                                      stocks or other types of investments. During periods of
                                      investor uncertainty, investor sentiment may favor large,
                                      well-known companies over small, lesser-known companies.
                                      There may be less trading in a smaller company's stock,
                                      which means that buy and sell transactions in that stock
                                      could have a larger impact on the stock's price than is
                                      the case with larger company stocks.

    Risk of Financial Leverage.       The Fund's anticipated use of Financial Leverage will
                                      likely result in greater volatility of the net asset
                                      value and market price of Common Shares because changes
                                      in the value of the Fund's portfolio investments,
                                      including investments purchased with the proceeds of the
                                      Financial Leverage, are borne entirely by the Common
                                      Stockholders, as the aggregate principal amount or the
                                      aggregate liquidation preference associated with any
                                      Financial Leverage will have a senior claim on the assets
                                      of the Fund.  Common Share income may fall if the
                                      financing costs of the Financial Leverage increase and
                                      may fluctuate as those financing costs vary.

                                      Because the fees received by Seligman and LaSalle
                                      Securities are based on the Fund's Managed Assets,
                                      Seligman and LaSalle Securities have a financial
                                      incentive for the Fund to utilize Financial Leverage,
                                      which may create a conflict of interest between Seligman
                                      and LaSalle Securities on the one hand and the Common
                                      Stockholders on the other.  See "Risks--Risk of Financial
                                      Leverage."

    Interest Rate Transactions Risk.  If the Fund enters into interest rate hedging transactions, a decline in interest rates may result in a
                                      decline in the net amount receivable (or increase the net
                                      amount payable) by the Fund under the hedging
                                      transaction, which could result in a decline in the net
                                      asset value of the Common Shares.  See "Interest Rate
                                      Transactions" and "Risks--Interest Rate Transactions Risk."

    Credit Risk.                      Credit risk is the risk that an issuer of a debt
                                      security, or the counterparty to a derivative contract or
                                      other obligation, becomes unwilling or unable to meet its
                                      obligation to make interest and principal payments.  In
                                      general, lower-rated debt securities carry a greater
                                      degree of credit risk.  If a Rating Agency has to lower
                                      its rating of debt securities held in the Fund's
                                      portfolio, the value of those obligations could decline,
                                      which could negatively impact the Rating Agency's ratings
                                      of the Fund's Financial Leverage.  Even if an issuer does
                                      not actually default, adverse changes in the issuer's
                                      financial condition may negatively affect its credit
                                      rating or presumed creditworthiness.  These developments
                                      would adversely affect the market value of the issuer's
                                      obligations and, correspondingly, the net asset value of
                                      the Fund.  See "Risks--Credit Risk."

    Interest Rate Risk.               Interest rate risk is the risk that fixed-income
                                      investments such as preferred stocks and debt securities,
                                      and to a lesser extent dividend-paying common stocks such
                                      as Global Real Estate Company common shares, will decline
                                      in value because of changes in interest rates.  When
                                      market interest rates rise, the market value of such
                                      securities generally will fall.  The Fund's investment in
                                      such securities means that the net asset value and market
                                      price of Common Shares will
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

                                      tend to decline if market interest rates rise. Since
                                      interest rates are at or near historical lows, it is
                                      likely that they will rise in the near future. The Fund
                                      intends to use Financial Leverage, which magnifies
                                      interest rate risks. See "Risks--Interest Rate Risk."

    Risks of Below-Investment Grade
        Quality Securities.           Securities that are below-investment grade quality are
                                      regarded as having predominantly speculative
                                      characteristics with respect to capacity to pay interest
                                      and repay principal and may be more susceptible to real
                                      or perceived adverse economic and competitive industry
                                      conditions than higher-grade securities.  See
                                      "Risks--Risks of Below-Investment Grade Quality
                                      Securities."

    New Types of Securities.          From time to time, preferred securities, including trust
                                      preferred securities, have been, and may in the future
                                      be, offered having features other than those described
                                      herein.  The Fund reserves the right to invest in these
                                      securities if the Investment Manager or the Sub Adviser
                                      believes that doing so would be consistent with the
                                      Fund's investment objectives and policies.  Since the
                                      market for these instruments would be new, the Fund may
                                      have difficulty disposing of them at a suitable price and
                                      time.  In addition to limited liquidity, these
                                      instruments may present other risks, such as high price
                                      volatility.

    Common Stock Risk.                While common stock has historically generated higher
                                      average total returns than fixed income securities,
                                      common stock has also experienced significantly more
                                      volatility in those returns.  An adverse event, such as
                                      an unfavorable earnings report, may depress the value of
                                      common stock held by the Fund.  See "Risks--Common Stock
                                      Risk."

    Preferred Securities Risk.        Preferred Securities.  The Fund may invest in preferred
                                      securities, which entail special risks, including:

                                           -Deferral.  Preferred securities may include
                                            provisions that permit the issuer, at its
                                            discretion, to defer distributions for a stated
                                            period without any adverse consequences to the
                                            issuer. If the Fund owns a preferred security that
                                            is deferring its distributions, the Fund may be
                                            required to report income for tax purposes although
                                            it has not yet received such income.

                                           -Subordination.  Preferred securities are
                                            subordinated to bonds and other debt instruments in
                                            a company's capital structure with respect to
                                            priority to corporate income and liquidation
                                            payments, and therefore will be subject to greater
                                            credit risk than more senior debt instruments.

                                           -Liquidity.  Preferred securities may be
                                            substantially less liquid than many other
                                            securities, such as common stocks or U.S.
                                            government securities.

                                           -Limited Voting Rights.  Generally, preferred
                                            security holders (such as the Fund) have no voting
                                            rights with respect to the issuing company unless
                                            preferred dividends have been in arrears for a
                                            specified number of periods, at which time the
                                            preferred security holders may elect a number of
                                            directors to the issuer's board. Generally, once
                                            all the arrearages have been paid, the
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                                            preferred security holders no longer have voting rights.

                                            In the case of certain trust preferred securities,
                                            holders generally have no voting rights, except (i)
                                            if the issuer fails to pay dividends for a
                                            specified period of time or (ii) if a declaration
                                            of default occurs and is continuing. In such an
                                            event, rights of holders of trust preferred
                                            securities generally would include the right to
                                            appoint and authorize a trustee to enforce the
                                            trust or special purpose entity's rights as a
                                            creditor under the agreement with its operating
                                            company.

                                           -Special Redemption Rights.  In certain varying
                                            circumstances, an issuer of preferred securities
                                            may redeem the securities prior to a specified
                                            date. For instance, for certain types of preferred
                                            securities, a redemption may be triggered by a
                                            change in Federal income tax or securities laws. As
                                            with call provisions, a redemption by the issuer
                                            may negatively impact the return on the security
                                            held by the Fund.


    Convertible Securities Risk.      Although to a lesser extent than with nonconvertible
                                      fixed income securities, the market value of convertible
                                      securities tends to decline as interest rates increase
                                      and, conversely, tends to increase as interest rates
                                      decline.  In addition, because of the conversion feature,
                                      the market value of convertible securities tends to vary
                                      with fluctuations in the market value of the underlying
                                      common stock.  A unique feature of convertible securities
                                      is that as the market price of the underlying common
                                      stock declines, convertible securities tend to trade
                                      increasingly on a yield basis, and, as a result, may not
                                      experience market value declines to the same extent as
                                      the underlying common stock.  When the market price of
                                      the underlying common stock increases, the prices of the
                                      convertible securities tend to rise as a reflection of
                                      the value of the underlying common stock.  See
                                      "Risks--Convertible Securities Risk."

    Foreign Securities Risk.          The Fund may invest a substantial portion of its total
                                      assets in securities of issuers located outside of the
                                      United States ("Foreign Securities"), including
                                      securities denominated in currencies other than the U.S.
                                      dollar.  The prices of Foreign Securities may be affected
                                      by factors not present with securities traded in U.S.
                                      markets, including currency exchange rates, foreign
                                      political and economic conditions, less stringent
                                      regulation and higher volatility.  As a result, many
                                      Foreign Securities may be less liquid and more volatile
                                      than U.S. securities.  The foreign Real Estate Equity
                                      Securities in which the Fund may invest may pay dividends
                                      or distributions that may be subject to withholding taxes
                                      as determined by United States tax treaties with
                                      respective individual foreign countries.  See
                                      "Risks--Foreign Security Risk."

    Emerging Markets Risk.            The Fund may invest in securities of issuers located or
                                      doing substantial business in emerging markets.  Because
                                      of less developed markets and economies and, in some
                                      countries, less mature governments and governmental
                                      institutions, the risks of investing in Foreign
                                      Securities can be intensified in the case of investments
                                      in issuers domiciled or doing substantial business in
                                      emerging market countries.  These risks include high
                                      concentration of market capitalization and trading volume
                                      in a small number of issuers representing a limited
                                      number of industries, as well as a high concentration of
                                      investors and financial intermediaries; political and
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
                                      social uncertainties; over-dependence on exports,
                                      especially with respect to primary commodities, making
                                      these economies vulnerable to changes in commodity
                                      prices; overburdened infrastructure and obsolete or
                                      unseasoned financial systems; environmental problems;
                                      less developed legal systems; and less reliable custodial
                                      services and settlement practices.

    Foreign Currency Risk.            Although the Fund will report its net asset value and pay
                                      dividends in U.S. dollars, Foreign Securities often are
                                      purchased with and make interest and dividend payments in
                                      foreign currencies.  Therefore, when the Fund invests in
                                      Foreign Securities, it will be subject to foreign
                                      currency risk, which means that the Fund's net asset
                                      value, and the value of dividends paid in foreign
                                      currencies, could decline as a result of changes in the
                                      exchange rates between foreign currencies and the U.S.
                                      dollar.  Certain foreign countries may impose
                                      restrictions on the ability of issuers of Foreign
                                      Securities to make payment of principal and interest to
                                      investors located outside the country, due to blockage of
                                      foreign currency exchanges or otherwise.

    Market Price of Shares.           The Fund has been structured as a closed-end management
                                      investment company because (unlike open-end mutual funds)
                                      (i) the securities of closed-end funds are not
                                      redeemable, which enables LaSalle Securities to invest
                                      substantially all of the Fund's assets in pursuit of the
                                      Fund's investment objectives and (ii) closed-end funds
                                      have greater flexibility in the utilization of Financial
                                      Leverage.  Nonetheless, shares of closed-end management
                                      investment companies frequently trade at a discount from
                                      their net asset value.  This characteristic is separate
                                      and distinct from the risk that net asset value could
                                      decrease as a result of investment activities and may be
                                      a greater risk to investors expecting to sell their
                                      shares relatively soon after completion of this
                                      offering.  Shares of closed-end funds like the Fund that
                                      invest predominately in real estate securities have,
                                      during some periods, traded at prices higher than net
                                      asset value and, during other periods, have traded at
                                      prices lower than net asset value.  The Fund cannot
                                      predict the level of trading
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                                      -11-
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
                                      activity or whether Common Shares will trade at, above or
                                      below net asset value or the initial public offering
                                      price. Common Shares are designed primarily for long-term
                                      investors, and you should not view the Fund as a vehicle
                                      for trading purposes. See "Risks--Market Price Discount
                                      from Net Asset Value."

    Restricted and Illiquid           The Fund may invest, on an ongoing basis, in restricted
        Securities Risk.              securities and other investments that may be illiquid.
                                      Illiquid securities are securities that are not readily
                                      marketable and may include some restricted securities,
                                      which are securities that may not be resold to the public
                                      without an effective registration statement under the
                                      Securities Act of 1933, as amended (the "Securities Act")
                                      or, if they are unregistered, may be sold only in a
                                      privately negotiated transaction or pursuant to an
                                      exemption from registration.  Illiquid investments
                                      involve the risk that the securities will not be able to
                                      be sold at the time desired by the Fund or at prices
                                      approximating the value at which the Fund is carrying the
                                      securities on its books.  See "Risks--Restricted and
                                      Illiquid Securities Risk."

    Inflation Risk.                   Inflation risk is the risk that the value of assets or
                                      income from investments will be worth less in the future
                                      as inflation decreases the value of money.  As a result
                                      of inflation, the real value of the Common Shares and
                                      distributions can decline.  In addition, during any
                                      periods of rising inflation, the cost of any variable
                                      rate Financial Leverage would likely increase, which
                                      would tend to reduce further returns to Common
                                      Stockholders.

    Deflation Risk                    Deflation risk is the risk that the Fund's dividends may
                                      be reduced in the future as lower prices reduce interest
                                      rates and earning power, resulting in lower distributions
                                      on the assets owned by the Fund.

    Zero-Coupon and Pay-In-Kind       "Zero-coupon" and "pay-in-kind" securities may be subject
        Risk.                         to greater fluctuations in value because they tend to be
                                      more speculative than securities paying cash interest.
                                      Fluctuations in the market prices of these securities
                                      owned by the Fund will result in corresponding
                                      fluctuations and volatility in the net asset value of the
                                      Common Shares of the Fund.  "Risks--Zero-Coupon and
                                      Pay-In-Kind Risk."

    Non-Diversification Risk.         Because the Fund is classified as "non-diversified" under
                                      the 1940 Act, it can invest a greater portion of its
                                      assets in obligations of a single issuer than a
                                      "diversified" fund.  As a result, the Fund may be more
                                      susceptible than a "diversified" fund to any single
                                      corporate, economic, political or regulatory occurrence.
                                      To mitigate this risk, the Fund does not anticipate
                                      investing more than 10% of its total assets in the
                                      securities of any one issuer.  See "The Fund's
                                      Investments." Moreover, the Fund intends to diversify its
                                      investments to the extent necessary to maintain its
                                      status as a Regulated Investment Company under the Code.
                                      See "The Fund's Investments" and "Risks--Non-Diversified
                                      Risk."  See also "Tax Matters."

    Anti-Takeover Provisions.         The Articles of Incorporation (the "Articles") and Fund's
                                      Bylaws include provisions that could limit the ability of
                                      other entities or persons to acquire control of the Fund
                                      or convert the Fund to an "open-end" fund.  These
                                      provisions could have the effect of depriving the Common
                                      Stockholders of opportunities to sell their Common Shares
                                      at a price higher than the then-current market price of
                                      Common
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
                                      Shares. See "Anti-Takeover and Other Provisions in the
                                      Articles of Incorporation" and "Risks--Anti-Takeover
                                      Provisions."

    Portfolio Turnover.               The Fund may actively and frequently trade securities in
                                      its portfolio to carry out its principal strategies.  A
                                      high portfolio turnover rate increases transaction
                                      costs.  Frequent and active trading may cause adverse tax
                                      consequences for investors in the Fund due to an increase
                                      in short-term capital gains.  See "The Fund's
                                      Investments" and "Risks-Portfolio Turnover."

    Terrorism; Events in Iraq.        The terrorist attacks of September 11, 2001, the war with
                                      Iraq and its aftermath, continuing occupation of Iraq by
                                      coalition forces and related events have led to increased
                                      short-term market volatility and may have long-term
                                      effects on U.S. and world economies and markets.  A
                                      similar disruption of financial markets or other
                                      terrorist attacks could adversely affect Fund service
                                      providers and the Fund's operations.  See
                                      "Risks--Terrorism; Events in Iraq."
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                                      -13-
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                            SUMMARY OF FUND EXPENSES

      The table below and the expenses shown assume that the Fund utilizes
Financial Leverage through the issuance of Preferred Shares in an amount equal to approximately 33% of the Fund's total assets (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares.
Footnote 4 to the table also shows Fund expenses as a percentage of net assets attributable to Common Shares, but assumes that no Financial Leverage is utilized by the Fund (such as will be the case prior to the Fund's expected issuance of Preferred Shares).

        Stockholder Transaction Expenses
        Sales Load (as a percentage of offering price)......................................      [  ]%
        Offering Expenses of the Common Shares Borne by the Fund............................      [0.  %(1)]
        Offering Expenses of the Preferred Shares Expected To Be Borne by the Fund..........      0.  %(2)
        Dividend Reinvestment Plan Fees.....................................................      None(3)

------------
(1) The Investment Manager has agreed to pay all organizational expenses and offering costs of the Common Shares (other than the sales load) that exceed [$0. ] per Common Share (0. % of the Common Share offering price). These offering expenses include payment by the Fund to the Underwriters of
      $    per Common Share as a partial reimbursement of expenses incurred in connection with the offering.

(2) If the Fund offers Preferred Shares, costs of that offering (including applicable sales load), estimated to be approximately % of the total amount of the Preferred Share offering, will be borne immediately by Common Stockholders and will result in the reduction of the net asset value of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 33% of the Fund's total assets (after their issuance)
      these offering costs are estimated to be approximately $    per Common
      Share (  % of the Common Share offering price).

(3) You will pay brokerage charges if you direct Seligman Data Corp., as the plan agent ("Plan Agent") for the Fund's Dividend Reinvestment Plan, to sell your Common Shares held in a dividend reinvestment account. See "Dividend Reinvestment Plan."

                                                                                            Percentage of Net
                                                                                          Assets Attributable to
                                                                                          Common Shares (Assumes
                                                                                           Preferred Shares are
                                                                                              Issued)(4)(5)
                                                                                          -----------------------
        Annual Expenses
        Management Fees............................................................                  %
        Interest Payments on Borrowed Funds........................................                 None
        Other Expenses.............................................................                  %
        Total Annual Expenses......................................................                  %
        [Fee Waiver and Expense Reimbursement (Years 1-5)(6).......................               (  %)
                                                                                                ------------
        Total Annual Expenses, Net of Fee Waiver and Expense Reimbursement (Years
           1-5)(6).................................................................                  %]

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                                      -14-
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(4)   The table presented in this footnote estimates what the Fund's annual expenses would be, stated as percentages of the Fund's net assets attributable to Common Shares but, unlike the table above, assumes that the Fund does not utilize any form of Financial Leverage, as would be the case, for instance, prior to the Fund's expected issuance of Preferred Shares. In accordance with these assumptions, the Fund's expenses would be estimated as follows:

                                                                                            Percentage of Net
                                                                                          Assets Attributable to
                                                                                          Common Shares (Assumes
                                                                                          No Financial Leverage
                                                                                               is Issued or
                                                                                             Outstanding)(5)
                                                                                          -----------------------
              Annual Expenses
              Management Fees..........................................................              %
              Interest Payments on Borrowed Funds......................................             None
              Other Expenses...........................................................              %
              Total Annual Expenses....................................................              %
              [Fee Waiver and Expense Reimbursement (Years 1-5)(6).....................          (   %)
                                                                                                ---------
              Total Annual Expenses, Net of Fee Waiver and Expense
                 Reimbursement (Years 1-5)(6)..........................................              %]

----------

(5) [Although it currently appears likely that the Fund will issue Preferred Shares, in the event the Fund utilizes Financial Leverage through Borrowings in an amount equal to 33% of the Fund's total assets (including the amount obtained from leverage), it is estimated that, as a percentage of net assets attributable to Common Shares, the Management Fee would be
      __%, Other Expenses would be   %, Interest Payments on Borrowed Funds
      (assuming an interest rate of   %, which would be subject to change based
      on prevailing market conditions) would be   %, Total Annual Expenses would
      be    % and Total Annual Expenses Net of Fee Waiver and Expense
      Reimbursement would be __%. Based on those expenses and in accordance with the example below, the expenses for years one, three, five and ten would be $ , $ , $ and $ , respectively.]

[(6) The Investment Manager has contractually agreed to waive a portion of the management fee or other expenses of the Fund at the rate of 0. % of the average daily Managed Assets for the first five years of the Fund's operations, 0. % in year six, 0. % in year seven, 0. % in year eight and in year nine, 0. %. The Investment Manager has not agreed to waive any portion of its fees or expenses beyond $[ ]. Without the fee waiver, Total Annual Expenses would be estimated to be __% of the average daily net assets attributable to Common Shares (assuming the issuance of the Preferred Shares) and % of the average daily net assets attributable to Common Shares (assuming no issuance of any Preferred Shares). Because the management fees are based on Managed Assets, the dollar amount of such fees will be higher when the Fund utilizes Financial Leverage. See "Management of the Fund."]

      The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a Common Stockholder, would bear directly or indirectly. The Other Expenses items shown in the tables above and related footnotes are based on estimated amounts for the Fund's first year of operations unless otherwise indicated and assumes that the Fund issues approximately ___ million Common Shares. If the Fund issues fewer Common Shares, all other things being equal, these expenses would increase. See "Management of the Fund" and "Dividend Reinvestment Plan."

EXAMPLE:

      As required by SEC regulations, the following example illustrates the expenses (including: (i) the sales load of $__ , (ii) estimated expenses of this offering of $ and (iii) the estimated Preferred Share offering costs of $__, assuming Preferred Shares are issued representing 33% of the Fund's total assets (after issuance)) that you would pay on a $1,000 investment in Common Shares, assuming: (1) Total Annual Expenses of [ ]% of net assets attributable to Common Shares in years one through five, increasing to [ ]% in year ten, and (2) a 5% annual return.

                                                                  Cumulative Expenses Paid for the Period of
                                                          ---------------------------------------------------------
                                                              1 Year        3 Years      5 Years(2)    10 Years(2)
        An investor would pay the following
        expenses on a $1,000 investment, assuming a
        5% annual return throughout the periods.....          $[  ]          $[  ]          $[  ]         $[  ]

----------
(1) This example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and other distributions are reinvested at net asset value. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE HIGHER OR LOWER THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE.

[(2) Assumes waiver of management fees at an annual rate of 0. % of average weekly Managed Assets for the first five years of the Fund's operations,
      0. % in year six, 0. % in year seven, 0. % in year eight and in year nine,
      0. %. Seligman has not agreed to waive any portion of its management fee beyond year nine. See "Management of the Fund."]

                                    THE FUND

      The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a corporation on April 16, 2004 pursuant to Articles of Incorporation governed by the laws of the State of Maryland. As a newly organized entity, the Fund has no operating history. Its principal office is located at 100 Park Avenue, New York, New York 10017, and its telephone number is 212-850-1864.

                                 USE OF PROCEEDS

      The net proceeds of the offering of Common Shares will be approximately $[ ] ($[ ] if the Underwriters exercise the over-allotment option in full) after payment of the estimated organizational expenses and offering costs. The Fund will pay its organizational expenses and Common Share offering costs up to [$0. ] per Common Share, and Seligman has agreed to pay all of the Fund's organizational expenses and Common Share offering costs (other than sales load) that exceed [$0. ] per Common Share. The Fund will invest the net proceeds of the offering in accordance with its investment objectives and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds in accordance with its investment objectives and policies within three months after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high-quality, short-term money market instruments, including shares of money market funds that are managed by Seligman.

                             THE FUND'S INVESTMENTS

Investment Objectives

      The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives.

Investment Strategies and Parameters of the Fund's Portfolio

      Concentration. The Fund has a fundamental policy of concentrating its investments in the global real estate industry and not concentrating in any other industry. This policy cannot be changed without stockholder approval. See "-Fundamental Investment Policies" below.

      Global Real Estate Companies. Under normal market conditions, the Fund will invest at least 80% of its total assets in Real Estate Equity Securities. The Fund will not invest more than 10% of its total assets in the securities of any one issuer. If because of market action, the Fund falls out of compliance with its policy of investing at least 80% of its total assets (plus the amount of any borrowing) for investment purposes in securities of Global Real Estate Companies, it will make future investments in such a manner as to bring the Fund back into compliance with the policy. Although this is a non-fundamental policy, the Board of Directors will not change this policy without at least 60 days' notice to the Fund's stockholders. Equity and equity-related securities include common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks and preferred stocks.

      In seeking its objective, the Fund may invest without limit in securities of REITs. REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. A REIT is generally not taxed on income distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies.

      Substantially all of the equity securities of Global Real Estate Companies in which the Fund intends to invest are expected to be traded on a national securities or foreign exchange or in the over-the-counter markets. The Fund may invest in both publicly and privately traded Global Real Estate Companies.

      Foreign Securities. The Fund may invest a substantial portion of its total assets in Global Real Estate Companies located outside the United States. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, where dividend distributions as a percentage of taxable net income tend to be high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

      The Fund, under normal market conditions, will invest in Real Estate Equity Securities of companies domiciled primarily in developed countries but, may invest up to 15% of its total assets in Real Estate Equity Securities of companies domiciled in emerging market countries. The Fund expects to have investments in at least [ ] countries, including the United States.

      The Fund may invest a substantial portion of its total assets in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units. The Fund may hold Foreign Securities of emerging market issuers which may entail additional risks. Foreign Securities markets generally are not as developed or efficient as those in the United States. Foreign Securities may be less liquid and more volatile than comparable U.S. securities. Similarly, volume and liquidity in most Foreign Securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidence of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

      Common Stock, Preferred Stock, Warrants and Rights, and Convertible Securities. As noted above, the Fund, under normal market conditions, will invest at least 80% of its total assets in income-producing equity and equity-related securities issued by Global Real Estate Companies.

      o Common Stock. Common stock consists of shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including such entity's debt securities, preferred stock and other senior equity securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

      o Preferred Stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer's common stock but ranks junior to debt securities in an issuer's capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions. Preferred stock in which the Fund intends to invest will generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events. The Fund may invest up to 20% of its total assets in preferred securities rated below investment grade or that are not rated and are considered by the LaSalle Securities to be of comparable quality.

      o Rights and Warrants. The Fund may invest in common stock rights and warrants. The Board of Directors must approve an investment in any warrant if it is of a type the Fund has not previously utilized. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

      o Convertible Securities. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common equity securities of the same or similar issuers. Convertible securities generally rank senior to common equity securities in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

      The portion of the Fund's total assets invested in common equity, preferred and convertible securities, as well as rights and warrants, are subject to the market conditions at the time of such initial investment, the current market prices of such securities and LaSalle Securities' views on the marketplace for such securities. The Fund's portfolio composition can be expected to vary over time based on the Sub Adviser's assessment of market conditions.

      Debt Securities. In normal market conditions, the Fund may invest up to 20% of its total assets in debt securities (including convertible and non-convertible debt securities), such as debt securities issued by Global Real Estate Companies and U.S. and foreign government obligations. As noted below, the Fund may exceed this limit under certain circumstances during its initial three months of operation.

      o Debt Securities of Global Real Estate Companies. Debt securities in which the Fund may invest include all types of debt obligations having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity. The debt securities in which the Fund intends to invest may bear interest at fixed rates or variable rates of interest, and may involve equity features such as contingent interest or participation based on revenues, rents or profits. The prices of debt securities generally vary inversely with interest rates.

      o U.S. Government Obligations. Obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as certain "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value" and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. government, are supported only by the credit of the instrumentality. The U.S. government may choose not to provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not legally obligated to do so. Even where a security is backed by the full faith and credit of the U.S. Treasury, it does not guarantee the market price of that security, only the payment of principal and/or interest.

      If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. Debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities assuming all other factors, including credit quality, are equal. For a given change in interest rates, the market prices of longer-maturity debt securities generally fluctuate more than the market prices of shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to herein as "interest rate risk."

      Included among the investment grade quality debt securities in which the Fund intends to invest are unrated securities determined by LaSalle Securities to be of comparable quality. In the event that one rating agency assigns an investment grade rating and another rating agency assigns a below-investment grade rating to the same debt security, LaSalle Securities will determine which rating it considers more appropriate and categorize the debt security accordingly. Investment grade quality debt securities are those that have received ratings of Baa or higher or BBB or higher by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch Ratings ("Fitch") and unrated securities determined by LaSalle Securities to be of comparable quality.

      Below-Investment Grade Securities. The debt securities owned by the Fund may include below-investment grade quality debt securities, commonly referred to as "junk bonds." LaSalle Securities will monitor the credit quality of the Fund's debt securities. As noted above, the Fund may also invest up to 20% of its total assets in preferred securities rated below investment grade or that are not rated and are considered by the LaSalle Securities to be of comparable quality.

      Securities that are below-investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. Because the Fund may hold below-investment grade preferred stock and debt securities, the Fund may hold below-investment grade quality securities that have a currently identifiable vulnerability to default on their payments of principal and interest. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not purchase securities that are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix A of the SAI.

      Exchange-Traded Funds. The Fund may also invest up to 10% of its assets in exchange-traded funds (ETFs). ETFs are traded on an exchange like individual stocks, but they represent baskets of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. The Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy.

      Illiquid Securities. Substantially all of the equity securities of Global Real Estate Companies in which the Fund intends to invest are traded on a national securities or foreign exchange or in the over-the-counter markets. The Fund may, however, invest up to [___]% of its total assets in illiquid securities (i.e., securities that at the time of purchase are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act, and that are not deemed to be liquid, privately traded REITs and repurchase agreements with maturities in excess of seven days. The Board of Directors has the authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. [The Board of Directors has delegated to LaSalle Securities the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight of such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed LaSalle Securities to look for such factors as the nature of the market for a security (including the institutional private resale market); the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and other permissible relevant factors.]

      Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

      Illiquid securities will be priced at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. See "Net Asset Value." If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund is in a position where a substantial portion of the value of its total assets are invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take steps LaSalle Securities deems advisable, if any, to protect liquidity.

      As discussed below under "Interest Rate Transactions," the Fund intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any interest rate swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.

      Cash Positions. In anticipation of or in response to adverse market conditions, for cash management purposes, during a reasonable start-up period following the completion of this offering and any offering of Preferred Shares, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash or cash equivalents, money market instruments or bonds or other debt securities. Doing so may help the Fund minimize losses but may mean lost opportunities for the Fund to achieve its investment objectives. A reasonable start up period following any offering would not be expected to exceed three months.

      Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations and commercial paper.

      Portfolio Turnover. The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains. See "Tax Matters."

Fundamental and Other Investment Policies

      The Fund has adopted certain fundamental investment policies designed to limit investment risk. These fundamental policies, as well as the investment objectives of the Fund, may not be changed without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting as a single class, as well as by the vote of a majority of the outstanding Preferred Shares tabulated separately. A "majority of the outstanding" shares means the lesser of: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares. Other investment policies of the Fund are not fundamental and may be changed by the Fund's Board of Directors, provided that the Fund's policy to invest at least 80% of the total assets in real estate equity securities may be changed only after 60 days' prior notice is given to the stockholders. See "The Fund's Investments" and "Investment Strategies and Risks" in the SAI for a list of the fundamental and non-fundamental investment policies of the Fund. See "Description of Shares-Preferred Shares-Voting Rights" and the SAI under "Description of Shares-Preferred Shares-Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares. Percentage limitations described in this prospectus are as of the time of the investment by the Fund and could from time to time not be complied with as a result of market fluctuations of the Fund's portfolio and other events.

      The Fund may become subject to guidelines that are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a Rating Agency in connection with the Fund's utilization of Financial Leverage. The Fund does not anticipate that such guidelines will have a material adverse effect on the Common Stockholders or the Fund's ability to achieve its investment objectives.

Rationale for Investing in the Fund's Common Shares

      Based upon an evaluation of historical data, LaSalle Securities and Seligman believe that investments in Global Real Estate Companies offer investors current income and diversification: (i) generally higher current yields than many other major asset classes of equity and debt securities, and
(ii) low performance correlation to other major asset classes of equity and debt securities. As a result, an investment in the Fund may provide the opportunity to add an alternative asset class to an investor's overall portfolio.

      The foregoing rationale and beliefs of LaSalle Securities are based in part on assessments of publicly available information concerning the past performance of Real Estate Equity Securities in general, in comparison to other major asset classes of debt and equity securities, and the historical performance comparisons of portfolios comprising varying percentages of such Real Estate Equity Securities.

Investment Philosophy

      The Sub Adviser's philosophy combines a real estate investment orientation with a value-oriented securities investment discipline. LaSalle Securities believes that, while the performance of the overall real estate stock sector is influenced by a number of economic and market factors, the relative performance of the individual companies is primarily driven by the performance of their underlying assets and the ability of their managements to create value through property management, acquisitions, new development, value-added asset management strategies and financial management. LaSalle Securities focuses on quality of management, relative equity valuation levels within the real estate securities universe, and relative property sector performance expectations.

Investment Process

      All investment decisions are made by the Sub Adviser's Portfolio Managers for the Fund, who are described on page 37.

      LaSalle Securities will seek to capitalize on resources available to it, including those of its affiliates, to identify regions, countries and companies offering superior income and total return potential. The Portfolio Managers gain knowledge and input from the members of the U.S., European, and Asia Pacific Securities and Research Groups of LaSalle Securities and its affiliates. The Portfolio Managers and these groups work closely with on-the-ground Jones Lang LaSalle professionals in the major markets within their respective regions to obtain real-time information regarding trends in the property markets and analyze information on individual companies, markets and property sectors.

      The Securities and Research Groups of LaSalle Securities and its affiliates are located throughout the world. These groups, as well as the Portfolio Managers, are actively involved in conducting management visits, property tours, and/or internal reviews. They assess the impact of changes in real estate fundamentals, economic trends, and capital flows on the earnings and underlying values of the public Global Real Estate Companies.

      In selecting investments for the Fund, the Portfolio Managers use the information provided by the Securities and Research Groups and employ both quantitative and qualitative analyses. The quantitative analysis includes proprietary valuation models used to assess Global Real Estate Companies on a risk-return basis. The qualitative factors evaluated include a company's organizational and capital structure, business focus and quality of management and properties, and local market conditions.

                            USE OF FINANCIAL LEVERAGE

      The Fund currently intends to issue Preferred Shares and/or Borrowings in an aggregate amount of up to 33% of the Fund's total assets, including the proceeds of such Financial Leverage.

      Subject to approval by the Board of Directors, approximately one to three months after completion of the Common Share offering, the Fund intends to offer Preferred Shares representing up to 33% of the Fund's total assets. Such offering is subject to market conditions and the Fund's receipt of a top credit rating on Preferred Shares from one or more Rating Agencies. The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's ("Aaa"), S&P ("AAA") or Fitch ("AAA").

      Preferred Shares will have seniority over the Common Shares. The issuance of Preferred Shares will leverage the Common Shares. Any Borrowings would also leverage, and have seniority over, the Common Shares. There is no assurance that the Fund will utilize Financial Leverage or that, if utilized, that the Fund's leveraging strategy will be successful.

      Because the aggregate principal amount of Borrowings or the aggregate liquidation preference of Preferred Shares will have a senior claim on the assets of the Fund, changes in the value of the Fund's portfolio securities, including costs attributable to Preferred Shares or Borrowings, will be borne entirely by the Common Stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the Financial Leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using Financial Leverage, the fees paid to Seligman and LaSalle Securities for advisory services will be higher than if the Fund did not use Financial Leverage because the fees paid will be calculated on the basis of the Fund's Managed Assets, which include the proceeds from the Financial Leverage. If the Fund issues Preferred Shares, the Common Stockholders will bear the offering costs of the Preferred Share issuance, which are currently expected to be approximately
[   %] of the total amount of the Preferred Share issuance.

      Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an "asset coverage" of at least 200%. For these purposes, "asset coverage" means the ratio of (i) total assets less all liabilities and indebtedness not represented by "senior securities" to (ii) the amount of "senior securities representing indebtedness" plus the "involuntary liquidation preference" of the Preferred Shares. "Senior security" means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. "Senior security representing indebtedness" means any "senior security" other than equity shares. The "involuntary liquidation preference" of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

      In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%. There can be no assurance, however, that the Fund will be able to effect such redemptions in time to permit it to distribute its income as required to maintain its qualification as a Regulated Investment Company under the Code.

      If Preferred Shares are outstanding, two of the Fund's Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the unlikely event the Fund fails to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Directors of the Fund. The failure to pay dividends or make other distributions could result in the Fund's ceasing to qualify for treatment as a Regulated Investment Company under the Code, which could have a material adverse effect on the value of the Common Shares.

      Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities (other than the principal amount represented by commercial paper, notes or borrowings), is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities (other than the principal amount represented by commercial paper, notes or borrowings), is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Directors.

      The Fund may be subject to certain restrictions imposed either by guidelines of one or more Rating Agencies that may issue ratings for Preferred Shares or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede LaSalle Securities from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the Rating Agencies would impede its ability to meet its investment objectives, or if the Fund is unable to obtain a sufficient credit rating from a rating agency on Preferred Shares, the Fund will not issue Preferred Shares.

Effects of Financial Leverage

      Assuming that the proceeds from Financial Leverage will represent in the aggregate approximately 33% of the Fund's total assets after the issuance of such Financial Leverage, and that the Fund will pay dividends, interest or payments set by an interest rate transaction with respect to such Financial Leverage at an annual average rate of %, then the incremental income generated by the Fund's portfolio (net of estimated expenses, including expenses related to the Financial Leverage) must exceed approximately % to cover such dividends, interest or payments and other expenses specifically related to the Financial Leverage. These numbers are estimates and are being used for illustration only. Actual dividend, interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

      The following table is furnished pursuant to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprising income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately 33% of the Fund's total assets after such issuance, and the Fund's currently projected dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of % with respect to the Financial Leverage. See "Risks" and "Use of Financial Leverage."

        Assumed Portfolio Total Return..........       (10.00%)      (5.00%)       0.00%         5.00%       10.00%
        Common Share Total Return...............         [ ]           [ ]          [ ]           [ ]         [ ]

      Common Share total return is composed of two elements: (1) the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of Financial Leverage) and (2) realized and unrealized gains or losses on the value of the securities the Fund owns.

      During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to Seligman and LaSalle Securities for investment advisory and management services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund's Managed Assets. Because dividends on Preferred Shares and/or payments on Borrowings would be paid by the Fund at a specified rate, only the Fund's Common Stockholders would bear the Fund's fees and expenses.

      Unless and until the Fund utilizes Financial Leverage, the Common Shares will not be leveraged and this section will not apply.

                           INTEREST RATE TRANSACTIONS

      The Fund may, but is not required to, enter into interest rate transactions, including those described below, to hedge against interest rate risks inherent in underlying investments and capital structure.

Swaps and Caps

      In connection with the Fund's anticipated use of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with a swap counterparty to pay a fixed-rate payment in exchange for the counterparty's payment of a variable rate payment intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's Financial Leverage.

      Interest rate caps require the Fund to pay a premium to a cap counterparty and would entitle the Fund, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund may use interest rate swaps or caps to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

      The Fund will usually enter into interest rate swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swap or cap transaction, marked to market daily. The Fund will treat such amounts as illiquid.

      The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline resulting in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of entering into interest rate swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's Financial Leverage.

      Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund was entitled to receive net payments from the counterparty on the interest rate swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

      Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that Seligman or LaSalle Securities believe does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Seligman and LaSalle Securities will regularly monitor public information about the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

      In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

      The Fund may choose or be required to redeem some or all Preferred Shares or prepay any Borrowings. Such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

                                      RISKS

      The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program, and there can be no assurance that the Fund will achieve its investment objectives. Your Common Shares at any point in time may be worth less than the amount you invested, even after taking into account the reinvestment of Fund dividends and other distributions.

Newly Organized

      The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history.

Investment Risk

      An investment in the Fund is subject to investment risk, including possible loss of the entire amount that you invest.

Risks of Securities Linked to the Real Estate Market

      The Fund will invest in real estate indirectly through securities issued by Global Real Estate Companies. Although the values of the securities of Global Real Estate Companies reflect the perceived operating values of these companies and do not always move in tandem with the prices of real estate assets, because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

      o     declines in the value of real estate;

      o     risks related to general and local economic conditions;

      o     possible lack of availability of mortgage funds or other capital;

      o     overbuilding;

      o     lack of completion of developments or delays in completion;

      o     extended vacancies of properties;

      o     increased competition;

      o     increases in property taxes and operating expenses;

      o     changes in zoning laws or other government regulations;

      o costs resulting from the clean-up of, and legal liability to third parties for damages resulting from, environmental problems;

      o     casualty or condemnation losses;

      o     limitations on, or unavailability of, insurance on economic terms;

      o     limitations on rents;

      o changes in neighborhood values and the appeal of properties to tenants;

      o     tenant bankruptcies and other credit problems;

      o uninsured damages, including those arising from floods, earthquakes or other natural disasters or from acts of war or terrorism;

      o changes in valuation due to the impact of terrorist incidents on a particular property or area, or on a segment of the economy;

      o     changes in interest rates; and

      o     legal, cultural or technological developments.

      These risks, including the perception that these risks may materialize, could contribute to a decline in dividends received and paid by the Fund and a decline in the value of the Fund's investments and, consequently, the share price of the Fund. To the extent the Fund's investments are concentrated in particular geographical regions or types of Global Real Estate Companies, the Fund may be subject to certain of these risks to a greater degree.

      The above factors may also adversely affect a borrower's or a lessee's ability or willingness to meet its obligations to the Global Real Estate Company. In the event of a default by a borrower or lessee, the Global Real Estate Company may suffer losses, experience delays in enforcing its rights as a mortgagee or lessor and incur substantial costs associated with protecting its investments.

      Global Real Estate Companies may be affected by changes in the value of the properties they own. Global Real Estate Companies, investing in mortgages (e.g., mortgage REITs) may be affected by the quality of any credit extended, interest rates and refinancings. Furthermore, Global Real Estate Companies often are dependent upon management skills and generally may not be diversified. As a result, performance of the Fund's portfolio holdings may ultimately depend on the types of real property in which the Global Real Estate Companies invest and how well the underlying properties are managed.

      Global Real Estate Companies such as REITs have on-going operating fees and expenses, which may include management, advisory and administration fees and expenses. These fees and expenses are borne by the shareholders of Global Real Estate Companies, including the Fund.

      Global Real Estate Companies are also subject to heavy cash flow dependency.

      Real property investments are subject to varying types and degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and certain tax laws), quality of management, interest rate levels and the availability of financing.

      If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Global Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants.

      The performance of the economy in each of the regions in which the real estate owned by a Global Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate valuations, including residential real estate values, are influenced by market sentiments, which can change rapidly and could result in a sharp downward adjustment from current valuation levels.

      Additionally, real estate investments are relatively illiquid and, therefore, the ability of Global Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Global Real Estate Company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

      As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Global Real Estate Companies are investing.

      Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing (for example, catalog or on-line shopping), bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers), spending patterns and other trends in the retail industry. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property. Retail properties in general may suffer from declines in consumer spending, which may result from economic downturns or changes in consumer habits. Changes in market rental rates, competitive market forces, the inability to collect rent due to bankruptcy or insolvency of tenants or otherwise and changes in market rates of interest could also have an adverse effect on retail properties.

      Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by the bankruptcy of those tenants. In some cases, a tenant may have a significant number of leases in one community center and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

      Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant maintenance and improvements and costs of reletting space. Increases in real estate construction costs, insurance premiums and interest rates could adversely affect office and industrial properties. Industrial properties are also subject to tenant defaults and bankruptcies that could affect their collection of outstanding receivables. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants or in the economy as a whole. The risk of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

      Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism (which may be affected by terrorist activities), increases in fuel costs and other expenses of travel, changes to regulations of operating, liquor and other licenses, and adverse effects of general and local economic conditions. Because hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and lease agreements that may be terminable by the franchiser, the manager or the lessee. Hotel properties may be adversely affected if there is an economic decline in the business of the franchiser, the manager or the lessee. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property. Hotel properties may also be adversely affected by the bankruptcy or insolvency of their tenants.

      Health Care Properties. Health care properties and health care providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis; (4) deterioration, including bankruptcy, of tenants;
(5) occupancy rates; and (6) the general distress of the health care industry.

      These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any health care operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and, consequently, there can be no assurance that any health care property subject to foreclosure will be disposed of in a timely manner.

      Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as changes in the national, regional and local economic climate, the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, oversupply of units due to new construction or a reduction in the demand for multifamily living and tenant competition. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

      Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions in general and with respect to rental rates and occupancy levels.

      Other factors may contribute to the level of risk of real estate investments.

      Insurance Issues. Certain Global Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Global Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Substantial increases in certain insurance premiums since the terrorist attacks of September 11, 2001 may cause some Global Real Estate Companies to reduce their coverage. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. If a property sustains damage as a result of an earthquake, even if the Global Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. A massive earthquake or other event could threaten the financial viability of some insurance companies. It may be difficult or impossible to find commercial insurance against certain types of losses, such as those stemming from floods or mold damage. If any type of uninsured loss occurs, the Global Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund's investment performance.

      Financial Leverage. Global Real Estate Companies, including REITs, may be highly leveraged, and financial covenants may affect the ability of those companies to operate effectively. Global Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Global Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Global Real Estate Company's cash flow may not be sufficient to repay all maturing debt outstanding.

      In addition, a Global Real Estate Company's obligation to comply with covenants contained in agreements with its lenders, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Global Real Estate Company's range of operating activity. A Global Real Estate Company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the Global Real Estate Company.

      Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Global Real Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Global Real Estate Company, and, as a result, the amount available to make distributions on its shares could be reduced.

      Smaller Companies. Even the larger Global Real Estate Companies tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with a larger company's shares. Smaller companies also may have fewer lines of business. As a result, changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, a smaller company's shares may be more volatile than, and perform differently in different cycles from, a larger company's shares. Accordingly, Global Real Estate Company's shares can be more volatile than, and at times will perform differently from-large company shares such as those found in the Dow Jones Industrial Average.

      Tax and Related Issues. REITs are subject to highly technical and complex provisions of the Code. It is possible that the Fund may invest in a Global Real Estate Company that purports or intends to be a REIT but fails to qualify for treatment as such under the Code. In the event of any such unexpected failure, the Global Real Estate Company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. A REIT also could possibly fail to maintain its exemption from registration under the 1940 Act, which also could adversely affect its operations. In the event of a default by a borrower or lessee, a REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their stockholders.

      Like a Regulated Investment Company under the Code, a REIT that satisfies a minimum distribution requirement for a taxable year is generally not required to pay U.S. federal income tax on its income and realized capital gains for that year that it distributes to its stockholders. See "Tax Matters." Also like a Regulated Investment Company, a REIT must make annual distributions to avoid a non-deductible 4% federal excise tax on certain undistributed real estate investment trust taxable income and capital gain net income. REITs generally make distributions to avoid the imposition of federal income and excise taxes in December of each year (or make distributions in January that are treated for federal income tax purposes as made on the preceding December 31). Those distributions will be included in the Fund's income and realized gains, respectively, on the ex-distribution date, even though some part thereof may represent a return of the Fund's investment in the REIT(s) that distributed them.

      Terrorism. Terrorist attacks may adversely affect or even destroy completely the value of individual properties or wide areas. Economic disruption or recession stemming from such attacks can reduce the value of real property of all kinds. Such attacks can also disrupt business and tourism, either in a particular city or in an entire nation or region, which can adversely affect the value of properties in particular industries, (e.g., hotels and retail establishments). Higher insurance costs may adversely affect Global Real Estate Companies and certain Global Real Estate Companies may be unable to obtain certain kinds of insurance.

Stock Market Risk

      An investment in Common Shares will represent an indirect investment in Global Real Estate Companies, whose securities are owned by the Fund. Substantially all of the securities owned by the Fund are expected to be traded on a national or foreign securities exchange or in the over-the-counter markets. The value of the Fund's Common Shares and portfolio securities will fluctuate, sometimes rapidly and unpredictably. The Fund intends to utilize Financial Leverage, which magnifies stock market risk. See "Risk of Financial Leverage" below.

Risk of Financial Leverage

      Utilization of Financial Leverage is a speculative investment technique and involves certain risks to the holders of Common Shares. These include the possibility of higher volatility of the net asset value of the Common Shares and potentially more volatility in their market value. So long as the Fund is able to realize a higher net return on the portfolio securities that it purchases with the proceeds from any Financial Leverage than the then-current cost of any Financial Leverage together with other related expenses, Common Stockholders may realize more current net investment income than if the Fund were not so leveraged. Conversely, to the extent that the then-current cost of any Financial Leverage, together with other related expenses, approaches the net return on the portfolio securities purchased with the proceeds of such Financial Leverage, the benefit of Financial Leverage to holders of Common Shares may be reduced. For example, if the then-current cost of any Financial Leverage were to exceed the net return on the portfolio securities purchased with the proceeds of such Financial Leverage, the Fund's leveraged capital structure would result in a lower rate of return to Common Stockholders. Common Share income may fall if the financing costs of the Financial Leverage increase and may fluctuate as those financing costs vary. There can be no assurance that the Fund's leverage strategy will be successful.

      Because Preferred Shares would have a fixed liquidation value, any decline in the net asset value of the Fund's investments will be borne entirely by Common Stockholders. Therefore, if the market value of the Fund's portfolio declines, the use of Financial Leverage will result in a greater decrease in net asset value to Common Stockholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund currently intends to issue Preferred Shares representing up to 33% of the Fund's total assets immediately after the time of issuance. See "Use of Financial Leverage."

      Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more Rating Agencies that may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

      To the extent that the Fund is required or elects to redeem any Preferred Shares or prepay any Borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to Common Stockholders. In addition, such a redemption or prepayment would likely result in the Fund's seeking to terminate early all or a portion of any interest rate swap or cap. See "Interest Rate Transactions."

Interest Rate Transactions Risk

      The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the interest rate swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."

Credit Risk

      The Fund could lose money if the issuer of a debt security, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower-rated securities carry a greater degree of risk that the issuer will fail to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.

      If rating agencies lower their ratings of debt securities in the Fund's portfolio, the value of those obligations could decline, which could negatively impact the Rating Agencies' ratings of the Fund's Financial Leverage. Even if an issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations and, correspondingly, the net asset value of the Fund.

Interest Rate Risk

      Interest rate risk is the risk that fixed-income investments such as preferred shares, U.S. government obligations and debt securities, foreign country debt, and to a lesser extent dividend-paying common stocks and shares such as common shares of a Global Real Estate Company, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. Generally, the longer the maturity of a fixed-income security, the more its value falls in response to a given rise in interest rates. The Fund's investment in such securities means that the net asset value and market price of Common Shares will tend to decline if market interest rates rise. Because investors generally look to Global Real Estate Companies for a stream of income, the prices of Global Real Estate Company shares may be more sensitive to changes in interest rates than are other equity securities. Since interest rates are at or near historical lows, it is likely that they will rise in the near future.

      The Fund intends to utilize leverage, which magnifies the interest rate risks. See "Risk of Financial Leverage" below. The Fund intends to use interest rate swaps and interest rate caps to help control interest rate risks. See "Interest Rate Transactions."

Risks of Below-Investment Grade Quality Securities

      Below-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The prices of such securities have been found to be less sensitive to interest rate changes than higher-quality investments but more sensitive to adverse economic downturns or individual corporate or industry developments. Yields on investment grade securities tend to fluctuate. If an issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

      The secondary markets in which below-investment grade securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of Common Shares. The valuation of securities that are illiquid or that trade infrequently often require the exercise of greater judgment. Adverse publicity and investor perceptions may significantly impact the values and liquidity of below-investment grade securities.

      It is reasonable to expect that any adverse economic conditions could disrupt the market for below-investment grade securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. In addition, new laws and proposed new laws may have an adverse impact on the market for below-investment grade securities.

New Types of Securities

      From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered that have features other than those described in this Prospectus. The Fund reserves the right to invest in these securities if the Sub Adviser believes that doing so would be in the best interest of the Fund's stockholders in a manner consistent with the Fund's investment objectives and policies. Since the market for these instruments will be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Common Stock Risk

      While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund.

Preferred Securities Risk

      To the extent the Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

      Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

      Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

      Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

      Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

      In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

      Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

Convertible Securities Risk

      Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Foreign Security Risk

      Under current market conditions, the Fund may invest a substantial portion of its total assets in Foreign Securities. Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

      o Currency Exchange Rates. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

      o Foreign Political and Economic Conditions. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

      o Regulations. Foreign companies may be subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there may be less publicly available information about foreign companies than about U.S. companies.

      o Markets. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities are less liquid and more volatile than U.S. securities.

      Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainly and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of the possibility of expropriation of assets; confiscatory taxation; difficulty in obtaining or enforcing a court judgment; economic, political or social instability; the possibility that an issuer may not be able to make payments to investors outside of the issuer's country; and diplomatic developments that could affect investments in those countries.

      The tax treatment of the Fund's investments may result in certain investments in Foreign Securities being subject to foreign withholding taxes, or to U.S. federal income tax rules that may cause a U.S. holder to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain.

Emerging Markets Risk

      The Fund may invest in issuers located or doing substantial business in emerging market countries. Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in securities of issuers domiciled or doing substantial business in emerging market countries can be substantial. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Foreign Currency Risk

      Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest and dividend payments in foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund's net asset value, and the value of dividends paid in foreign currencies, could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Although the Fund may hedge its currency risk, it has no current intention to do so.

Market Price Discount from Net Asset Value

      The Fund has been structured as a closed-end management investment company because (unlike open-end mutual funds) (i) the securities of closed-end funds are not redeemable, which enables LaSalle Securities to invest substantially all of the Fund's assets in pursuit of the Fund's investment objectives and (ii) closed-end funds have greater flexibility in the utilization of Financial Leverage. Nonetheless, shares of closed-end management investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares relatively soon after completion of this offering. The net asset value of the Common Shares will be reduced immediately following the offering as a result of the payment of the sales load and all of the Fund's organization and Common Share offering costs up to and including [$0. ] per Common Share. The net asset value of Common Shares will be further reduced by the underwriting fees and issuance costs of any Preferred Shares, if and when offered. Whether an investor will realize gain or loss on the sale of Common Shares will depend not on the Fund's net asset value but on whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. The market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic conditions, and other factors beyond the Fund's control. However, shares of closed-end funds like the Fund that invest predominately in real estate securities have, during some periods, traded at prices higher than net asset value and during other periods have traded at prices lower than net asset value. The Fund cannot predict whether the Common Shares will trade at, below or above net asset value or at, below or above the initial public offering price. Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Restricted and Illiquid Securities Risk

      The Fund may invest, on an ongoing basis, in restricted securities and other investments that may be illiquid. Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Investments in illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

Inflation Risk

      Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As a result of inflation, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the cost of any variable rate Financial Leverage would likely increase, which would tend to reduce further returns to Common Stockholders.

Deflation Risk

      Deflation Risk. Deflation risk is the risk that the Fund's dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Fund being redeemed by their issuers.

Zero-Coupon and Pay-In-Kind Risk

      "Zero-coupon" and "pay-in-kind" securities may be subject to greater fluctuations in value because they tend to be more speculative than securities paying cash interest. Fluctuations in the market prices of these securities owned by the Fund will result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

Non-Diversified Risk

      Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund may be more susceptible than a "diversified" fund to any single corporate, economic, political or regulatory occurrence. To mitigate this risk, the Fund does not anticipate investing more than 10% of its total assets in the securities of any one issuer. See "The Fund's Investments." Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a Regulated Investment Company under the Code. See "Tax Matters."

Anti-Takeover Provisions

      The Articles and the Fund's Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert it to an "open-end" fund. These provisions could have the effect of depriving the Common Stockholders of opportunities to sell their Common Shares at a price higher than the current market price of the Common Shares. See "Anti-takeover and Other Provisions in the Articles of Incorporation."

Portfolio Turnover Risk

      The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

Terrorism; Events in Iraq

      Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks in the United States on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and the Fund's operations.

                             MANAGEMENT OF THE FUND

Directors and Officers

      The Board of Directors is broadly responsible for the management of the Fund, including general supervision of the duties performed by Seligman and LaSalle Securities. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under the heading "Management of the Fund" contained in the SAI.

Investment Manager

      Seligman will serve as the Investment Manager of the Fund. Subject to the general supervision of the Fund's Board of Directors, Seligman will monitor the performance of Sub Adviser, which manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and strategies. Seligman also administers the Fund's business and other affairs. Seligman is located at 100 Park Avenue, New York, New York 10017.

      Established in 1864, Seligman currently serves as manager to 23 other U.S. registered investment companies, which offer more than 60 investment portfolios with approximately $13.1 billion in assets as of March 31, 2004. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value as of March 31, 2004, of approximately $8.3 billion.

      As the investment manager of the Seligman registered investment companies (the "Seligman Funds"), Seligman conducted an extensive internal review in response to developments regarding disruptive or illegal trading practices within the mutual fund industry. In connection with this internal review, Seligman also reviewed other compliance matters, including Seligman's use of brokerage commissions. The results of this internal review are set forth in the Fund's SAI in the form of Frequently Asked Questions as well as on the Seligman website. Seligman is cooperating with the SEC and the Attorney General of the State of New York in connection with their review of these matters. Seligman does not believe that the outcome of their review will have a material affect on the Fund or on Seligman's ability to provide services to the Fund.

Sub Adviser

      LaSalle Securities will serve as the Fund's Sub Adviser. LaSalle Securities is the real estate securities investment adviser of LaSalle Investment Management, Inc. ("LaSalle"), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. Together with its affiliates, LaSalle had approximately $23.2 billion in private and public real estate investment assets under management as of December 31, 2003, of which approximately $3.2 billion was managed by LaSalle Securities. LaSalle Securities is located at 100 East Pratt Street, Baltimore, Maryland 21202.

      LaSalle Securities is part of Jones Lang LaSalle Incorporated ("Jones Lang LaSalle"), a leading full-service real estate firm that provides management services, corporate and financial services, and investment management services to corporations and other real estate owners, users and investors worldwide. Jones Lang LaSalle has more than 17,000 employees in more than 100 key markets in 34 countries on five continents. LaSalle Securities is supported by Jones Lang LaSalle's extensive property management and direct real estate investment organizations, and its global research capabilities, with more than 100 research professionals worldwide.

Portfolio Managers

      The Fund's portfolio is managed by a LaSalle Securities team headed by the Sub Adviser's Portfolio Managers for the Fund: Keith Pauley, Stan Kraska and Steve Carroll.

      Mr. Pauley has been a Managing Director and Chief Investment Officer of LaSalle Securities since 1996. Mr. Pauley has over seventeen years of real estate experience. His responsibilities at LaSalle Securities include portfolio management and oversight of securities research and trading. He is also a member of LaSalle's Securities Investment Committee. Mr. Pauley is a holder of the Chartered Financial Analyst designation and a member of the Baltimore Security Analysts Society. He is a member of NAREIT and a past member of its Board of Governors and Co-chairman of its research committee. He graduated from the University of Maryland with a B.A. in Economics and an M.B.A. in Finance.

      Mr. Kraska has been a Managing Director of LaSalle Securities since 1997. Mr. Kraska has over sixteen years of real estate experience. He is a member of the LaSalle's Securities Investment Committee. His responsibilities include portfolio management and overseeing special situation investment efforts. He is a member of NAREIT, the Urban Land Institute and the International Council of Shopping Centers. He received his B.A. in Engineering Science from Dartmouth College and his M.B.A. from the Harvard Business School.

      Mr. Carroll, a Senior Vice President of LaSalle Securities, joined the firm in 1995. His responsibilities include portfolio management of global real estate securities programs and oversight and implementation of investment strategy for clients' global portfolios. Mr. Carroll has 16 years of real estate industry experience and has managed global securities portfolios in the Baltimore office of LaSalle Securities for the past two years. Previously,

Mr. Carroll worked as a portfolio manager for three years in LaSalle Securities' affiliated European securities office in Amsterdam, and as a securities analyst for three years in LaSalle Securities' Baltimore office. Mr. Carroll is a Certified Public Accountant and graduated from the University of California, Los Angeles with a B.A. degree in Economics.

Management Agreement

      Pursuant to an Investment Management Agreement between Seligman and the Fund (the "Management Agreement"), the Fund has agreed to pay Seligman a management fee, payable on a monthly basis, at the annual rate equal to 0. % of the Fund's average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage) ("Managed Assets") for the services and facilities it provides (the "Management Fee"). The liquidation preference of the Preferred Shares is not considered a liability or permanent equity.

      In addition to the Management Fee, the Fund will pay all other costs and expenses of its operations, including the compensation of its Directors (other than those affiliated with Seligman), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, listing fees, expenses of preparing, printing and distributing Prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

      Seligman has contractually agreed to waive a portion of the Management Fee in the amounts, and for the time periods, set forth below (covering the first nine years of the Fund's operation):

                                       Percentage Waived (Annual Rate as a    Percentage Waived (Annual Rate as a
                                            Percentage of Net Assets               Percentage of Net Assets
                                         Attributable to Common Shares -        Attributable to Common Shares -
                                        Assuming no Financial Leverage is     Assuming the Insurance of Preferred
                     Year                    Issued or Outstanding)                       Shares (1)
              -------------------    --------------------------------------  --------------------------------------
                      1(2)                           [   ]%                                 [   ]%
                      2                              [   ]%                                 [   ]%
                      3                              [   ]%                                 [   ]%
                      4                              [   ]%                                 [   ]%
                      5                              [   ]%                                 [   ]%
                      6                              [   ]%                                 [   ]%
                      7                              [   ]%                                 [   ]%
                      8                              [   ]%                                 [   ]%
                      9                              [   ]%                                 [   ]%

----------
(1) Assumes the issuance of Preferred Shares in an amount equal to 33% of the Fund's total assets (after issuance).

(2)   From the commencement of the Fund's operations.

      Seligman has not agreed to waive any portion of its fees beyond [ ].

      Because the fees received by Seligman and LaSalle Securities are based on the Managed Assets of the Fund (including assets represented by the proceeds of any Financial Leverage), Seligman and LaSalle Securities have a financial incentive for the Fund to utilize Financial Leverage. This incentive may create a conflict of interest between Seligman and LaSalle Securities and the Common Stockholders. Because holders of Preferred Shares or Borrowings receive a specified rate of return, the Fund's investment Management Fees and other expenses, including expenses incurred in the issuance and maintenance of any Financial Leverage, are paid only by the Common Stockholders, and not by holders of Preferred Shares or Borrowings. See "Use of Financial Leverage."

Sub Advisory Agreement

      Pursuant to the terms of a Sub Advisory Agreement between Seligman and LaSalle Securities (the "Sub Advisory Agreement"), LaSalle Securities will: (i) participate in the development of the Fund's overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to the Fund with respect to existing and potential investments in securities, (iii) determine which securities or other assets are suitable for investment, (iv) select brokers and dealers, and (v) cause the execution of trades, provided that, until LaSalle Securities is notified otherwise by Seligman, Seligman shall determine (in consultation with LaSalle Securities) the amount of assets that shall be Uninvested Assets (as defined below) of the Fund and retain the authority and responsibility for investment and reinvestment of Uninvested Assets. "Uninvested Assets" means any assets of the Fund that are in cash, cash equivalents or money market instruments.

      The Sub Advisory Agreement provides that LaSalle Securities will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Sub Advisory Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

      The Sub Adviser's fees will be paid by Seligman out of the Management Fee or otherwise from its own resources.

                                 NET ASSET VALUE

      The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including liabilities from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities held by the Fund plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. The Fund calculates its net asset value as of the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. Eastern time, every day on which the NYSE is open. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day.

      Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities are primarily traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and ask price, except in the case of open short positions where the ask price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board of Directors determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

      Generally, trading in Foreign Securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

      For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

      [Any interest rate swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any interest rate cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, any accrued payments to the Fund under such transactions will be assets of the Fund and any accrued payments by the Fund will be liabilities of the Fund.]

                                  DISTRIBUTIONS

      The Fund intends to distribute net investment income on a monthly basis. The Fund intends to distribute all of its net long- and short-term capital gains, if any, on an annual basis. Both monthly and annual distributions to Common Stockholders will be made only after paying any accrued dividends on, or redeeming or liquidating, any Preferred Shares and making interest and required principal payments on any Borrowings. It is currently expected that most dividends paid by the Fund under both the Level-Rate Dividend Policy (as defined below) and the Managed Dividend Policy will not be eligible for the reduced maximum income tax rate (currently, 15%) applicable to "qualified dividend income" under the 2003 Tax Act. See "Tax Matters."

      The Fund intends to seek exemptive relief from the SEC to permit it to adopt a Managed Dividend Policy. As more fully described below, a Managed Dividend Policy would permit the Fund to make regular cash distributions to Common Stockholders, at a fixed rate per Common Share or at a fixed percentage of its net asset value, that may include periodic distributions of net long- and short-term capital gains, or, in certain circumstances, return of capital. There is no assurance that the Fund will be able to obtain the necessary exemptive relief.

Level-Rate Dividend Policy

      Prior to receiving exemptive relief for a Managed Dividend Policy and commencing with the Fund's first dividend, the Fund intends to make regular monthly cash distributions to Common Stockholders at a fixed rate per Common Share based on its projected performance, subject to adjustment from time to time. The Fund's ability to maintain a Level-Rate Dividend Policy will depend on a number of factors, including the stability of income received from its investments and dividends paid on Preferred Shares, and interest and required principal payments on any Borrowings, including the minimum distribution requirements applicable to regulated investment companies under the Code.

      The initial distribution to Common Stockholders is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. Over time, to avoid paying U.S. federal income and excise tax, the Fund intends to distribute substantially all the net investment income of the Fund (based on the Fund's full year performance). That income will generally consist of all dividend and interest income accrued on portfolio assets less all expenses of the Fund, which will be accrued each day. In addition, the Fund currently expects that a portion of the cash flow it receives from Global Real Estate Companies that is initially characterized as "dividends" will later be recharacterized by the Global Real Estate Companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to Common Stockholders may have to be subsequently recharacterized as a return of capital for tax purposes to the extent that such distributions exceed the Fund's current and accumulated earnings and profits. See "Tax Matters."

      To permit the Fund to maintain more stable monthly distributions, it may initially distribute less than the entire amount of its net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. Distributions made by the Fund for any particular monthly period may be more or less than the amount of net investment income it actually earns during the period, and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Undistributed net investment income is included in the Common Shares' net asset value, and correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

      While the Fund intends to pay a level dividend, investors should understand that there is no assurance that it will always be able to pay a dividend or that the dividend will be of any particular size.

Managed Dividend Policy

      Following the commencement of this offering, the Fund intends to file an exemptive application with the SEC seeking an order under the 1940 Act facilitating the implementation of a Managed Dividend Policy. If, and when, the Fund receives the requested relief, it may, subject to the determination of its Board of Directors, implement a Managed Dividend Policy. If implemented, the Managed Dividend Policy would supercede the Level-Rate Dividend Policy.

      Under a Managed Dividend Policy, the Fund would intend to make monthly distributions to Common Stockholders, at a fixed rate per Common Share or a fixed percentage of its net asset value, that may include periodic distributions of net long- and short-term capital gains or, in certain circumstances, return of capital.

      Under a Managed Dividend Policy, if, for any monthly distribution, the sum of net investment income and any net realized capital gains for the month was less than the amount of the distribution, the difference would be distributed from the Fund's capital. If, for any fiscal year, the total distributions exceed such income and gains (an "Excess"), the Excess would generally be treated by each Common Stockholder as a tax-free return of capital up to the amount of the tax basis in the Common Shares, with any amounts exceeding such basis being treated as gain from the sale of those Common Shares. The Excess, however, would be treated as ordinary dividend income to the extent of the Fund's current and accumulated earnings and profits. As with the Level-Rate Dividend Policy, the Fund currently expects that a portion of the cash flow it receives from Global Real Estate Companies and initially characterized as "dividends" may later be recharacterized by the Global Real Estate Companies as a non-taxable return of capital to the Fund. In that event, amounts distributed to Common Stockholders may have to be subsequently recharacterized as distributions of net long-term or short-term capital gains or, in certain circumstances, as a return of capital for tax purposes. See "Tax Matters." Pursuant to the requirements of the 1940 Act and other applicable laws, a notice would accompany each monthly distribution with respect to the estimated source of the distribution made.

      Any distribution of an Excess would decrease the Fund's total assets and, as a result, would have the likely effect of increasing its expense ratio. There is a risk that the Fund would not eventually realize capital gain in an amount corresponding to an Excess. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

      There is no guarantee that the Fund will receive an exemptive order facilitating the implementation of a Managed Dividend Policy or, if such an order is received, that the Board of Directors will implement a Managed Dividend Policy.

      The Board of Directors reserves the right to change the Fund's dividend policy from time to time.

                           DIVIDEND REINVESTMENT PLAN

      The Dividend Reinvestment Plan (the "Plan") is available for any holder of Common Stock with shares registered in his/her own name who wishes to purchase additional Common Shares with dividends or distributions received on Fund shares owned. The Plan is not automatic; a Common Stockholder may elect to participate in the Plan by notifying his/her broker when the account is set up or, if the account is maintained by the Fund, by sending a written request to the Plan
Agent at P.O. Box    , Providence, RI 02940-[ ], or by calling the Plan Agent at
(800) 221-2450. Under the Plan, Common Stockholders appoint the Plan Agent to invest dividends in shares of the Fund. Such shares will be acquired by Seligman Data Corp., the Plan Agent for Common Stockholders, either through open market purchases if the Fund is trading at a discount, or through the issuance of authorized but unissued Common Shares if the Fund is trading at a premium. If the market price of a share on the payable date of a dividend is at or above the Fund's net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash dividends will be determined by dividing the amount of the cash distribution to which such stockholder would be entitled by the greater of the net asset value per share on such date, or 95% of the market price of a share on such date. If the market price of a share on such a distribution date is below the net asset value per share, the number of shares to be issued to such Common Stockholder will be determined by dividing such amount by the per share market price.

      Purchases will be made by the Plan Agent from time to time on the [ ] Stock Exchange (the "Exchange") or elsewhere to satisfy dividend and distribution investment requirements under the Plan. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the shares on the Exchange on the preceding trading day was higher than the net asset value per share. If, on the dividend payable date, purchases by the Plan Agent are insufficient to satisfy dividend investments, and on the last trading day immediately preceding the dividend payable date the closing sale or bid price of the shares is lower than or the same as the net asset value per share, the Plan Agent will continue to purchase shares until all investments by Common Stockholders have been completed, or the closing sale or bid price of the shares becomes higher than the net asset value, in which case the Fund will issue the necessary additional shares from authorized but unissued shares. If on the last trading day immediately preceding the dividend payable date, the closing sale or bid price of the Common Shares is higher than the net asset value per share, and if the number of shares previously purchased on the Exchange or elsewhere is insufficient to satisfy dividend investments, the Fund will issue the necessary additional shares from authorized but unissued Common Shares. There will be no brokerage charges with respect to Common Shares issued directly by the Fund to satisfy the dividend investment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each Common Stockholder's account will be the average cost, including brokerage commissions, of any Common Shares purchased in the open market plus the cost of any shares issued by the Fund.

      Common Stockholders who elect to hold their shares in the name of a broker or other nominee should contact such broker or other nominee to determine whether they may participate in the Plan. To the extent such participation is permitted, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the broker or other nominee as representing the total amount registered in the nominee's name and held for the account of beneficial owners who are participating in such Plan, by delivering shares on behalf of such holder to such nominee's account at Depository Trust Company ("DTC"). Common Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

      A Common Stockholder who has elected to participate in the Plan may withdraw from the Plan at any time. There will be no penalty for withdrawal from the Plan, and Common Stockholders who have previously withdrawn from the Plan may rejoin it at any time. Changes in elections must be in writing and should include the Common Stockholder's name, address and account number as they appear on the account registration, or, in respect of an account held at DTC, the account registration. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a Common Stockholder to take all subsequent distributions in cash. An election will be effective only for a dividend or gain distribution if it is received by the Plan Agent on or before the record date of such dividend or gain distribution.

      The Plan Agent will maintain all Common Stockholders' accounts in the Plan not held by DTC, and furnish written confirmation of all transactions in the account, including information needed by Common Stockholders for tax records. Shares in the account of each Plan participant may be held by the Plan Agent in non-certificated form in the name of the participant, and each Common Stockholder's proxy will include those shares purchased or received pursuant to the Plan.

      The automatic investment of dividends will not relieve participants of any federal income taxes that may be payable (or required to be withheld) on such dividends. Common Stockholders receiving dividends or distributions in the form of additional shares pursuant to the Plan generally should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

      The Fund reserves the right to amend or terminate the Plan, as applied to any dividend paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend. There is no service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. All correspondence concerning the Plan, including requests for additional information about the Plan, should be directed to the Plan Agent.

      The Fund may make additional purchases of its Common Shares in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable.

                              DESCRIPTION OF SHARES

Common Shares

      The Articles authorize the issuance of 1,000,000,000 shares of capital stock. The Common Shares will be issued with a par value of $0.0001 per share. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable and will have no pre-emptive or conversion rights or rights to cumulative voting. The Common Shares are entitled to one vote per share. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See "Preferred Shares" below.

      The Common Shares have been approved for listing on the [ ] Stock Exchange under the trading or "ticker" symbol "[ ]." The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the [ ] Stock Exchange requirements in order for the Common Shares to remain listed.

      Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Stockholder determines to buy additional Common Shares or sell shares already held, the Common Stockholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end funds may frequently trade on an exchange at prices higher or lower than net asset value.

      The market value of the Common Shares may be influenced by such factors as financial leverage, dividend levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund. The Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Preferred Shares" and the SAI under "Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund."

Preferred Shares

      The Articles authorize the Board of Directors to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more series of Preferred Shares, with rights as determined by the Board of Directors. Such shares may be issued by action of the Board of Directors without the approval of the Common Stockholders.

      In current market conditions, the Board of Directors anticipates authorizing an offering of Preferred Shares (representing up to 33% of the Fund's total assets immediately after the time the Preferred Shares are issued) approximately one to three months after completion of the offering of Common Shares. Any such offering is subject to market conditions, a credit rating of AAA/Aaa from a Rating Agency, and to the Board of Directors' continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Stockholders described in this Prospectus. Although the terms of the Preferred Shares will be determined by the Board of Directors (subject to applicable law and the Articles) if and when it authorizes a Preferred Share offering, the Board of Directors expects that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 or 28 days). The dividend rate would be periodically redetermined through an auction or remarketing procedure. The Board of Directors has indicated that the preference on distribution, liquidation preference, voting rights and redemption provisions of the Preferred Shares will likely be as stated below.

      Limited Issuance of Preferred Shares. The issuance of Preferred Shares is subject to certain limitations under the 1940 Act, including a limit on the aggregate liquidation value and the Fund's ability to declare cash dividends or other distributions on Common Shares under certain circumstances. See "Use of Financial Leverage" and "Risks--Risk of Financial Leverage."

      Distribution Preference. The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

      Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

      Voting Rights. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus, the SAI or the Articles and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Stockholders as a single class.

      Holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Directors. The remaining Directors will be elected by Common Stockholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined class vote of the holders of Preferred Shares and Common Shares. See "Anti-takeover and Other Provisions in the Articles of Incorporation" and the SAI under "Description of Shares-Preferred Shares-Voting Rights."

      Redemption, Repurchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Preferred Shares. Any redemption or repurchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares. See "Use of Financial Leverage."

                                   BORROWINGS

      The Fund is permitted, without prior approval of the Common Stockholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

      Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Financial Leverage" and "Risks--Risk of Financial Leverage."

      Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Stockholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Stockholders in certain circumstances.

      Voting Rights. In certain circumstances, the 1940 Act grants the Fund's lenders certain voting rights in the event of default in the payment of interest on, or repayment of, principal. In the event that such provisions would impair the Fund's status as a Regulated Investment Company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

      The discussion above describes the Board of Directors' present intention with respect to a possible offering of Preferred Shares or Borrowings. If the Board of Directors determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Articles.

                      ANTI-TAKEOVER AND OTHER PROVISIONS IN
                          THE ARTICLES OF INCORPORATION

      The Articles and the Fund's Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund, cause it to engage in certain transactions or modify its structure.

      The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles to change any of the provisions in this paragraph and the preceding paragraph.

      The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund (other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party), are required to authorize any of the following transactions:

      (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

      (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

      (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

      (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Articles to terminate the Fund's existence;

      (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under federal or Maryland law;

      (vi) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; or

      (vii) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash.

      The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund and includes any associates or affiliates of such person or entity or of any member of the group.

      None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund entitled to vote thereon. Certain of the actions described above also require approval by the holders of the Preferred Shares, tallied separately. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.

      The shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors. In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon will be required and if Maryland law does not require shareholder approval, no shareholder approval will be required. The Fund's Bylaws contain provisions the effect of which is to prevent matters, including nominations of Directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

      The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

      The Board of Directors is classified into three classes, each with a term of three years with only one class of Directors standing for election in any year. Such classification may prevent replacement of a majority of the Directors for up to a two-year period. Directors may be removed from office only for cause and only by vote of at least 75% of the shares entitled to be voted for such Director in an election of directors.

      Reference should be made to the Articles on file with the SEC for the full text of these provisions. See the SAI under "Certain Provisions in the Articles of Incorporation" for a discussion of the voting requirements applicable to certain other transactions.

Repurchase of Common Shares; Tender Offers; Conversion to Open-End Fund

      The Fund is a closed-end management investment company and, as such, its Common Stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including financial leverage, dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end management investment company may frequently trade at prices lower than net asset value. The Board of Directors will regularly monitor the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board of Directors may consider the repurchase of its Common Shares on the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end management investment company. The Fund cannot assure you that its Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers will actually reduce market discount.

      If the Fund converted to an open-end management investment company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the [ ] Stock Exchange. In contrast to a closed-end management investment company, stockholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption.

      Before deciding whether to take any action to convert the Fund to an open-end management investment company, the Board of Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders, and market considerations. Based on these considerations, even if the Common Shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken. See the SAI under "Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund" for a further discussion of possible action to reduce or eliminate such discount to net asset value.

                                   TAX MATTERS

      The following is a brief summary of certain federal tax considerations affecting the Fund and its stockholders and does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to stockholders in light of their particular circumstances. This discussion is based on the Code, Treasury Regulations and administrative and judicial interpretations thereof, all as in effect as of the date of this Prospectus, which may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS"), retroactively or prospectively. This discussion assumes that you are a U.S. stockholder and hold your Common Shares as capital assets. More detailed information regarding the tax consequences of investing in the Fund is in the SAI.

      The Fund intends to elect to be treated and to qualify annually for treatment as a Regulated Investment Company under the Code, which requires, among other things, that the Fund: (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses; and (iii) distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) for that year. If the Fund so qualifies, it will not be required to pay federal income tax on any income and gains it distributes to its stockholders, but such distributions generally will be taxable to you as a stockholder of the Fund when received.

      Dividends paid to you out of the Fund's investment company taxable income generally will be taxable as ordinary income (currently at a maximum federal income tax rate of 35%, except as noted below) to the extent of its current and accumulated earnings and profits. Distributions to you of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable as long-term capital gain, regardless of how long you have held your Fund shares. The Fund intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution to you of an amount in excess of the Fund's current and accumulated earnings and profits will be treated as a non-taxable return of capital that will reduce your tax basis in your Common Shares; the amount of any such distribution in excess of your basis will be treated as gain from a sale of your shares. The tax treatment of your distributions will be the same regardless of whether they are paid to you in cash or reinvested in additional Common Shares under the Plan.

      The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the "dividends received deduction" and "qualified dividend income") based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, if the Fund has Preferred Shares outstanding, the Fund intends each year to allocate capital gain dividends, dividends qualifying for the dividends received deduction and dividends derived from qualified dividend income, if any, between its Common Shares and its Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. However, for purposes of determining whether distributions are out of the Fund's current or accumulated earnings and profits, the Fund's earnings and profits will be allocated first to the Fund's Preferred Shares and then to the Fund's Common Shares. Since the Fund's current and accumulated earnings and profits will first be used to pay dividends on its Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

      A distribution will be treated as paid to you on December 31 of a particular calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and is paid during January of the following year. Each year, the Fund will notify you of the tax status of distributions.

      After calendar year-end, REITs can and often do change the character (e.g., ordinary income dividend, capital gain distribution or return of capital) of the distributions they have made during that year, which could result at that time in the Fund's also having to re-characterize some of the distributions it has made to its stockholders. These would be reflected in your annual or updated Form 1099, together with other tax information. Those forms generally will be distributed to you in January of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid- or late-February to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).

      If you sell or otherwise dispose of your Common Shares (including if your Common Shares are repurchased by the Fund), you may realize a capital gain or loss in an amount equal to the difference between the amount of cash and the fair market value of other property realized and your adjusted tax basis in the shares sold, which gain or loss will be long-term or short-term depending on your holding period for the shares.

      The Fund may be required to withhold federal income tax (at the rate of 28% through 2010) from all taxable distributions otherwise payable to you if you:

      o     fail to provide it with your correct taxpayer identification number;

      o     fail to make required certifications; or

      o have been notified by the IRS that you are subject to backup withholding.

      The 2003 Tax Act contains provisions that reduce to 15% the maximum federal income tax rate on (1) net capital gain individuals recognize and (2) "qualified dividend income" individuals receive from certain domestic and qualified foreign corporations ("QDI"). Distributions of net capital gain the Fund makes will be eligible for the reduced rate, which will also apply to capital gains recognized by stockholders who sell Common Shares they have held for more than one year. The reduced rate, which does not apply to short-term capital gains, generally applies to long-term capital gains from sales or exchanges recognized on or after May 6, 2003 (and Fund distributions of such gain), and ceases to apply for taxable years beginning after December 31, 2008.

      The 15% rate for QDI applies to dividends that individuals receive during the years 2003 through 2008. Dividends paid by REITs and regulated investment companies generally are not QDI. Thus, it is currently expected that most dividends the Fund pays will not constitute QDI and thus will not be eligible for the reduced rate. You should consult your own tax adviser to evaluate the consequences of these changes in the tax law.

      Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

      The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" (as defined for U.S. federal income tax purposes). For U.S. federal income tax purposes, such investments may, among other things, cause the Fund to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains. To the extent that the Fund is subject to federal income tax and interest charges on income that is deemed to be deferred, such taxes and interest charges cannot be eliminated by making distributions to stockholders. Furthermore, dividend income received from a passive foreign investment company does not qualify as "qualified dividend income" eligible for the reduced rate of taxation under the 2003 Tax Act.

      Certain dividends and other distributions received by the Fund from sources outside of the United States may be subject to withholding taxes imposed by other countries. In the event that more than 50 percent of the total assets of the Fund consists of stock or securities of foreign corporations, the Fund may make an election to pass through to its shareholders a credit or deduction for foreign taxes paid by it.

      The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its stockholders can be found in the SAI that is incorporated by reference into this prospectus. Stockholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

                                  UNDERWRITING

      The Underwriters named below (the "Underwriters"), acting through        ,
as lead manager and           as their representatives (the "Representatives"),
have severally agreed, subject to the terms and conditions of the underwriting agreement with the Fund, Seligman and LaSalle Securities (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth below opposite their respective names.

Underwriter                                                            Shares
-----------                                                          ----------


                                                                     ----------
         Total..................................................
                                                                     ==========

      The Underwriting Agreement provides that the obligations of the Underwriters are subject to certain conditions, including the absence of any materially adverse change in the Fund's business and the receipt of certain certificates, opinions and letters from the Fund and the Fund's attorneys and independent auditors. The nature of the Underwriters' obligation is such that they are committed to purchase all Common Shares offered hereby if they purchase any of the Common Shares.

      The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to an aggregate of additional Common Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

      The Representatives have advised the Fund that the Underwriters propose to offer some of the Common Shares directly to investors at the offering price of [$15.00] per Common Share, and may offer some of the Common Shares to certain dealers at the offering price less a concession not in excess of $[ ] per Common Share, and such dealers may reallow a concession not in excess of $[ ] per Common Share on sales to certain other dealers. The Common Shares are offered by the Underwriters, subject to prior sale, when, as and if delivered to and accepted by the Underwriters, and subject to their right to reject orders in whole or in part.

      The total expenses of the Common Share offering paid by the Fund (which do not include the sales load) are estimated to be $ , or $ assuming full exercise
of the over-allotment option, which represents $       per Common Share issued.
Seligman and LaSalle Securities have each agreed to pay fifty percent of: (i) an amount equal to the cost of offering Common Shares (other than sales load, but including the $0. per Common Share partial reimbursement of expenses to underwriters) in excess of $0. per Common Share and (ii) the Fund's organizational expenses, except that the Fund has agreed to reimburse its Investment Manager for such organizational expenses to the extent that the aggregate of all such organizational expenses and all offering costs (other than sales load) does not exceed $0. per Common Share.

      The Fund's Common Shares have been approved for listing on the [ ] Stock Exchange under the symbol "[ ]." The minimum investment requirement is [100 Common Shares ($1,500)]. Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation between the Fund and the Representatives. Investors must pay for any Common Shares on or
before         , 2004.

      The Fund, Seligman and LaSalle Securities have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act.

      The Fund has agreed not to offer or sell any additional Common Shares of the Fund, other than as contemplated by this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

      The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may so act while they are Underwriters. The Representatives and certain other Underwriters may also act as underwriters or dealers of Preferred Shares.

      Until the distribution of Common Shares is completed, rules of the SEC may limit the ability of the Underwriters and certain selling group members to bid for and purchase the Common Shares. As an exception to these rules, the Underwriters are permitted to engage in certain transactions that stabilize the price of the Common Shares. Such transactions may consist of short sales, stabilizing transactions and purchases to cover positions created by short sales. Short sales involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase in the offering. Stabilizing transactions consist of certain bids or purchases made for the purpose of preventing or retarding a decline in the market price of the Common Shares while the offering is in progress.

      The Underwriters also may impose a penalty bid. This occurs when a particular Underwriter repays to the other Underwriters all or a portion of the underwriting discount received by it because the Representatives have repurchased shares sold by or for the account of such Underwriter in stabilizing or short covering transactions.

      These activities by the Underwriters may stabilize, maintain or otherwise affect the market price of the Common Shares. As a result, the price of the Common Shares may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued by the Underwriters without notice at any time. These transactions may be effected on the [ ] Stock Exchange or otherwise.

      In connection with the offering, the Underwriters or selected dealers may distribute prospectuses electronically.

      The addresses of the principal Underwriters are: [  ]

                                    CUSTODIAN

      [                  ], will serve as custodian of the Fund's assets. The
custodian performs custodial, fund accounting and portfolio accounting services.

               STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING AGENT

      Seligman Data Corp., a wholly-owned subsidiary of certain investment companies of the Seligman Group of Funds, acts as the stockholder service agent and dividend paying agent and performs, at cost, certain recordkeeping functions for the Fund, maintains the records of stockholder accounts and furnishes dividend paying and related services.

                                 LEGAL OPINIONS

      Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Clifford Chance US LLP, New York, New York, and for the Underwriters by [ ]. Clifford Chance US LLP and [ ] may rely as to certain matters of Maryland law on the opinion of [ ].

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE

Investment Strategies and Risks...............................................1
Management of the Fund........................................................8
Frequently Asked Questions...................................................14
Investment Management Services...............................................16
Portfolio Transactions and Other Practices...................................18
Proxy Voting Policies........................................................19
Distributions................................................................21
Description of Shares........................................................21
Certain Provisions in the Articles of Incorporation..........................23
Repurchase of Common Shares; Tender Offers; Conversion to Open-End Fund......25
Tax Matters..................................................................26
Tax Consequences of Certain Investments......................................28
Report to Stockholders.......................................................30
Custodian....................................................................30
Independent Auditors.........................................................30
Counsel......................................................................31
Registration Statement.......................................................31
Report of Independent Auditors...............................................32
Financial Statements.........................................................33
Appendix A -- Ratings of Corporate Bonds and Commercial Paper...............A-1

      UNTIL     , 2004 (25 DAYS AFTER THE DATE OF THIS PROSPECTUS), ALL DEALERS
THAT BUY, SELL OR TRADE THE COMMON SHARES, WHETHER OR NOT PARTICIPATING IN THIS OFFERING, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS IS IN ADDITION TO THE DEALERS' OBLIGATION TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                   [ ] SHARES

                           LASALLE GLOBAL REAL ESTATE
                               INCOME FUND, INC.
                                 COMMON SHARES

                              --------------------
                                   PROSPECTUS
                              --------------------

                                 [Underwriters]

                                         , 2004

The information in this Statement of Additional Information is not complete and may be changed. LaSalle Global Real Estate Income Fund, Inc. (the "Fund") may not sell securities until a registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities, and the Fund is not soliciting an offer to buy securities in any state where the offer or sale is not permitted.

                    Subject to Completion,      , 2004

                  LASALLE GLOBAL REAL ESTATE INCOME FUND, INC.
                       STATEMENT OF ADDITIONAL INFORMATION

      LaSalle Global Real Estate Income Fund, Inc. ("Fund") is a newly organized, non-diversified closed-end management investment company.

      This Statement of Additional Information ("SAI") relating to shares of common stock of the Fund ("Common Shares") is not a prospectus and should be read in conjunction with the Fund's prospectus relating to Common Shares
dated     , 2004 ("Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. You can obtain a free copy of the Prospectus by sending a written request to the Fund at: Attn: Secretary c/o J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017, or by calling 800-221-2450. You may also obtain a copy of the Prospectus on the web site (www.sec.gov) of the Securities and Exchange Commission ("SEC"). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

      No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and this SAI do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

                                TABLE OF CONTENTS

                                                                            PAGE

Investment Strategies and Risks................................................1
Management of the Fund.........................................................8
Frequently Asked Questions....................................................14
Investment Management Services................................................16
Portfolio Transactions and Other Practices....................................18
Proxy Voting Policies.........................................................19
Distributions.................................................................21
Description of Shares.........................................................21
Certain Provisions in the Articles of Incorporation...........................23
Repurchase of Common Shares; Tender Offers; Conversion to Open-End Fund.......25
Tax Matters...................................................................26
Tax Consequences of Certain Investments.......................................28
Report to Stockholders........................................................30
Custodian.....................................................................30
Independent Auditors..........................................................30
Counsel.......................................................................31
Registration Statement........................................................31
Report of Independent Auditors................................................32
Financial Statements..........................................................33
Appendix A -- Ratings of Corporate Bonds and Commercial Paper................A-1

    THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED             , 2004.

                         INVESTMENT STRATEGIES AND RISKS

      The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectuses.

      The investment objectives and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Prospectuses. Certain additional investment information is set forth below.

      Debt Securities. The Fund could lose money if the issuer of a debt security, or the counterparty to a derivatives contract or other obligation, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. In general, lower-rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or distributions.

      If rating agencies lower their ratings of debt securities in the Fund's portfolio, the value of those obligations could decline, which could negatively impact the Rating Agencies' ratings of the Fund's Financial Leverage. Even if an issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. These developments would adversely affect the market value of the issuer's obligations and, correspondingly, the net asset value of the Fund.

      Below-investment grade quality securities are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade securities. The prices of such securities have been found to be less sensitive to interest rate changes than higher-quality investments but more sensitive to adverse economic downturns or individual corporate developments. Yields on investment grade securities fluctuate. If an issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

      The secondary markets in which below-investment grade securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular below-investment grade security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of Common Shares. Valuation of securities that are illiquid or that trade infrequently often requires the exercise of greater judgment. Adverse publicity and investor perceptions may decrease the values and liquidity of below-investment grade securities.

      It is reasonable to expect that any adverse economic conditions could disrupt the market for below-investment grade securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may have an adverse impact on the market for below-investment grade securities.

      Forward Foreign Currency Exchange Contracts. Changes in exchange rates may be considered in making investment decisions. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for.

      The Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the U.S. dollar. In this case the contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, forward currency contracts will be limited to no greater than [ ]% of the Fund's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, the Fund may enter into forward currency contracts in excess of [ ]% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets that are denominated in foreign currencies to the consummation of these contracts. The affect that a substantial commitment of the Fund's assets to forward contracts may have on the investment program of the Fund and its ability to purchase additional securities will be carefully considered.

      Except as set forth above and immediately below, the Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency, provided that the excess amount is "covered" by cash or liquid securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, it is important to have the flexibility to enter into such forward contracts when it is determined that it is in the best interests of the Fund to do so.

      At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency. As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

      If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

      The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate.

      Although the Fund may seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Fund's losses on securities denominated in a hedged currency, but it may also reduce the potential gain on the securities which might result from an increase in the value of that currency.

      Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      Securities Lending. The Fund may lend its portfolio securities (principally to broker-dealers) when such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund will not lend portfolio securities representing more than one-third of its total assets.

      Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly, or if the Fund is prevented from disposing promptly of the collateral in the event the borrower defaults.

      New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Sub Adviser believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

      Futures and Options on Futures. Although the Fund has no current intentions to purchase and sell futures contracts and options on futures contracts, it may do so subject to approval of the Board of Directors. A futures contract is a two-party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts, for example, as an offset against the effect of expected increases in interest rates and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will enter into futures contracts only if they are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

      Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (e.g., a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of any accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option and will mark such amounts to market daily.

      The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies. Registered investment companies may therefore engage in unlimited futures transactions and options thereon provided that the investment manager to the investment company claims an exclusion from regulation as a commodity pool operator. The Investment Manager will, at the appropriate time, claim an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act.

      The Board of Directors must approve an investment in any new type of futures contract or derivative if it is of a type the Fund has not previously utilized.

      Options. The Board of Directors must approve an investment in any option if it is of a type the Fund has not previously utilized. Pursuant to this policy, the Board of Directors has approved the purchase of put options, call options, put spreads and collars, and the sale of covered call options (i.e., where the Fund owns the underlying security). These instruments are described below.

      An option is a contract that gives the holder the right to purchase ("call") or sell ("put") a specified security for an agreed upon price at any time before the contract's expiration date. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security. The seller (or "writer") of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no or only a limited trading market. Options may be used individually or in combinations (e.g., put spreads and collars) to hedge securities positions or to seek increased investment returns.

Put spreads and collars are designed to protect against a decline in value of a security an investor owns. A collar involves the purchase of a put and the simultaneous writing of a call on the same security at a higher strike price. The put protects the investor from a decline in the price of the security below the put's strike price. The call means that the investor will not benefit from increases in the price of the stock beyond the call's strike price. In a put spread, an investor purchases a put and simultaneously writes a put on the same security at a lower strike price. This combination protects the investor against a decline in the stock price down to the lower strike price. The premium received for writing the call (in the case of a collar) or writing the put (in the case of a put spread) offsets, in whole or in part, the premium paid to purchase the put. In a call spread, an investor purchases a call and simultaneously sells a call on the same security, with the call sold having a higher strike price than the call purchased. The purchased call is designed to provide exposure to a potential increase in the value of a security an investor owns. The premium received for writing the call offsets, in part, the premium paid to purchase the corresponding call, but it also means that the investor will not benefit from increases in the price of the security beyond the sold call's strike price.

      Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. A person who purchases options runs the risk of losing the entire premium paid if the option expires "out of the money" (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). A person who writes options earns premium income but is subject to the risk of having to sell a security at less than its market price (or buy a security at more than its market price). When options are purchased over-the-counter, there is a risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position.

      Access Trades. The Fund may participate in access trades with a global securities broker as counterparty. Access trades are over-the-counter transactions that provide access to a designated security, group of securities or market index without directly investing in the reference security/index. For a commission, the counterparty agrees to provide a return based on the return of the reference security/index. Access trades are typically used in foreign markets where limits on direct foreign ownership can affect prices and/or where there are significant complexities in directly purchasing or selling shares in the reference security/index. Since access trades are over-the-counter transactions, the Fund bears the risk that the counterparty will be unable or unwilling to meet its obligations. In addition, since over-the-counter markets are generally less liquid than exchanges, the Fund may not be able to sell when it is deemed advantageous to do so. These risks will potentially be mitigated by limiting access trade exposure by the Fund to [ ]% of total assets at the time of purchase and dealing with counterparties believed to be reputable.

      When-Issued or Forward Commitment Securities. The Fund may purchase or sell securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. Although the Fund will only purchase a security on a when-issued or forward commitment basis with the intention of actually acquiring the securities, the Fund may sell these securities before the purchase settlement date if it is deemed advisable.

      An account for the Fund investing in when-issued or forward commitment securities, consisting of cash or liquid securities equal to the amount of the when-issued commitments will be established with the Fund's custodian, and marked to market daily, with additional cash or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, the Fund will meet its obligations from then available cash flow, the sale of securities held in the separate account or the sale of other securities or, although the Fund would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Fund's payment obligations).

      Securities purchased on a when-issued or forward commitment basis are subject to changes in market value based upon investors' perceptions of the creditworthiness of the issuer and upon changes, real or anticipated, in the level of interest rates. If the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, the market value of the Fund's assets may fluctuate more than would otherwise be the case. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. Sales of securities held by the Fund in order to meet obligations resulting from when-issued or forward commitment securities carries with it a greater potential for the realization of capital gain or loss.

      Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a U.S. Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less.

      Other Investment Companies. The Fund may invest in securities issued by other investment companies. Such investments are subject to the limitations on investments in other investment companies imposed by the 1940 Act, which generally prohibits the Fund from holding more than 3% of the outstanding voting securities of another investment company, and from investing more than 5% of its total assets in any one investment company, or more than 10% of its total assets in other investment companies overall. The Fund's investments in other investment companies may include investment in exchange-traded funds ("ETFs") if appropriate investment opportunities arise. ETFs are registered funds that trade on a stock exchange and generally seek to track the performance of a specified securities index.

      If the Fund invests in other investment companies, shareholders would bear not only their proportionate share of the Fund's expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies.

      Investments to Control. The Fund may not invest for the purpose of controlling or managing any company. If a fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If the Fund were to make such acquisitions, there is a risk that the Fund would become less diversified, which could increase the volatility of the Fund and increase the Fund's exposure to market, credit and other risks associated with certain issuers' financial condition and business operations.

      Money Market Instruments. The Fund may invest a portion of its assets in cash equivalents as the Investment Manager deems appropriate. Cash equivalents may include money market instruments such as U.S. Government Obligations, bank obligations and commercial paper.

      U.S. Government Obligations. U.S. Government Obligations are obligations issued or guaranteed as to both principal and interest by the U.S. Government or backed by the full faith and credit of the United States, such as U.S. Treasury Bills, securities issued or guaranteed by a U.S. Government agency or instrumentality, and securities supported by the right of the issuer to borrow from the U.S. Treasury.

      Foreign Government Obligations. The Fund may invest in debt securities issued by foreign governments, which are sovereign debt obligations. By investing in debt obligations of governmental entities, the Fund will be exposed to the direct or indirect consequences of political, social and economic changes in various countries. Political changes in a particular country may affect the willingness of a particular government to make or provide for timely payments of its debt obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

      In addition, the Fund's investment in debt obligations of supranational entities is subject to the additional risk that one or more member governments may fail to make required capital contributions to a particular supranational entity and, as a result, such supranational entity may be unable to meet its obligations with respect to its debt obligations held by the Fund.

      Bank Obligations. Bank obligations include U.S. dollar-denominated certificates of deposit, banker's acceptances, fixed time deposits and commercial paper of domestic banks, including their branches located outside the United States, and of domestic branches of foreign banks.

      Commercial Paper. Commercial paper includes short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies.

      The Fund's investment strategies are not fundamental, and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

      Other Investment Management Techniques. The Fund may, subject to the approval of the Board of Directors, use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, such as interest rate transactions, options, futures, swaps and other derivatives transactions. Strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio of securities, but may have the effect of limiting the gains from favorable market movements. Strategic transactions involve risks, including: (1) that the loss on the strategic transaction position may be larger than the gain in the portfolio position being hedged and (2) that the derivative instruments used in strategic transactions may not be liquid and may require the Fund to pay additional amounts of money. Successful use of strategic transactions depends on the Sub Adviser's ability to predict correctly market movements, which, of course, cannot be assured. Losses on strategic transactions may reduce the Fund's net asset value and its ability to pay dividends if they are not offset by gains on the portfolio positions being hedged. The Fund may also purchase securities for delayed settlement. This means that the Fund may be obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Fundamental Restrictions

      The Fund is subject to fundamental policies that place restrictions on certain types of investments. The Fund's policies cannot be changed except by vote of a majority of its outstanding voting securities. Under these policies, the Fund may not:

      o Purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time;

      o Purchase securities on margin except as permitted by the Investment Company Act of 1940, as amended ("1940 Act") or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      o Issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      o Make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

      o Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security or in connection with investments in other investment companies;

      o Purchase or hold any real estate, except that (A) the Fund may invest in (i) securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or (ii) securities of issuers that deal in real estate or are engaged in the real estate business, including REITs, and (B) the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; or

      o Invest 25% or more of its total assets, at market value, in the securities of issuers in any particular industry, except that the Fund will invest at least 25% of the value of its total assets in securities of issuers principally engaged in the real estate industry (in which the Fund intends to concentrate) and may invest without limit in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

      The Fund may not change its investment objectives without approval of a majority of its outstanding voting securities. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a "majority of the outstanding" Common Shares and, once issued, the Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding'" Preferred Shares voting as a separate class. When used with respect to particular shares of the Fund, a "majority of the outstanding" shares means the lesser of: (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or
(ii) more than 50% of the shares.

      If the Fund has Preferred Shares outstanding, two of the Fund's Directors will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund fails to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Directors of the Fund.

      The Fund also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

      Under Rule 35d-1(a)(2)(I) and (a)(2)(ii) of the 1940 Act, the Fund also may not change its investment policies of investing at least 80% of its net assets in Global Real Estate Companies without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: "Important Notice Regarding Change in Investment Policy". This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

      For temporary defensive purposes in response to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, fixed-time deposits, or repurchase agreements for such securities, and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that will in the opinion of the Investment Manager or Sub Adviser, equate generally to the standards established for U.S. cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the U.S. Fixed time deposits, unlike negotiable certificates of deposit, generally do not have a market and may be subject to penalties for early withdrawal of funds.

Portfolio Turnover

      The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition are one year or less are excluded from the calculation. The Fund's portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

                             MANAGEMENT OF THE FUND

Directors and Officers

      The Board of Directors is broadly responsible for overseeing the management of the business and affairs of the Fund, including general supervision of the duties performed by Seligman and LaSalle Securities. Subject to the provisions of the Articles, the Fund's Bylaws and Maryland law, the Board of Directors has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund's officers. Among other things, the Board of Directors generally oversees the portfolio management of the Fund and reviews and approves the Fund's management and Sub Advisory agreements and other principal agreements.

      The following tables set forth information concerning the Directors and officers of the Fund. All persons named as Directors and officers also serve in similar capacities for other funds administered or managed by Seligman.

The Board of Directors

      Information with respect to the Directors and officers of the Fund is shown below.

                             Term of Office
  Name, Age, Address (1)     and Length of                                         Number of Portfolios in Fund
  and Position with Fund      Time Served         Principal Occupation(s)(2)       Complex Overseen by Director
---------------------------  ---------------  -----------------------------------  ----------------------------
Interested Fund Directors

William C. Morris*(66)            2004        Chairman of the Board and                         62
Director, Chairman of the                     Managing Director, J. & W.
Board of Directors                            Seligman & Co. Incorporated,
                                              Chairman of the Board and Director
                                              or Trustee of each of the
                                              investment companies of the
                                              Seligman Group of Funds**;
                                              Chairman of the Board and
                                              Director, Seligman Advisors, Inc.
                                              and Seligman Services, Inc.;
                                              Chairman of the Board and
                                              Director, Carbo Ceramics Inc.,
                                              manufacturer of ceramic proppants
                                              for oil and gas industry; and
                                              Director, Seligman Data Corp.
                                              Formerly, Director, Kerr-McGee
                                              Corporation, a diversified energy
                                              company and Chief Executive
                                              Officer of each of the investment
                                              companies of the Seligman Group of
                                              Funds.

Brian T. Zino*(51)                2004        Managing Director and President,                  62
Director, President and                       J. & W. Seligman & Co.
Chief Executive Officer                       Incorporated; President, Chief
                                              Executive Officer and Director or
                                              Trustee of each of the investment
                                              companies of the Seligman Group
                                              of Funds**; Director, Seligman
                                              Advisors, Inc. and Seligman
                                              Services, Inc.; Chairman of the
                                              Board and Director, Seligman Data
                                              Corp.; Member of the Board of
                                              Governors of the Investment
                                              Company Institute; and Vice
                                              Chairman, ICI Mutual Insurance
                                              Company.
Fund Officers

                             Term of Office
  Name, Age, Address (1)     and Length of                                         Number of Portfolios in Fund
  and Position with Fund      Time Served         Principal Occupation(s)(2)       Complex Overseen by Director
---------------------------  ---------------  -----------------------------------  ----------------------------
Lawrence P. Vogel (47)            2004        Senior Vice President and
Vice President and                            Treasurer, Investment Companies,
Treasurer                                     J. & W. Seligman & Co.
                                              Incorporated; Vice President and
                                              Treasurer of each of the
                                              investment companies of the
                                              Seligman Group of Funds** and of
                                              Seligman Data Corp.  Formerly,
                                              Senior Vice President, Finance,
                                              J. & W. Seligman & Co.
                                              Incorporated, Seligman Advisors,
                                              Inc., Seligman International,
                                              Inc. and Seligman Data Corp.;
                                              Vice President, Seligman
                                              Services, Inc.; and Treasurer,
                                              Seligman International, Inc. and
                                              Seligman Henderson Co.

Frank J. Nasta (39)               2004        General Counsel, Managing
Secretary                                     Director and Corporate Secretary,
                                              J. & W. Seligman & Co.
                                              Incorporated; Secretary, of each
                                              of the investment companies of the
                                              Seligman Group of Funds**; and
                                              Corporate Secretary, Seligman
                                              Advisors, Inc., Seligman Services,
                                              Inc., Seligman International, Inc.
                                              and Seligman Data Corp. Formerly,
                                              Corporate Secretary, Seligman
                                              Henderson Co.

Committees

      The standing committees of the Board of Directors include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "Interested Persons" of the Fund as that term is defined in the 1940 Act ("Independent Directors"). The duties of these Committees are described below.

      Board Operations Committee. This Committee has authority generally to direct the operations of the Board of Directors, including the nomination of members of other Board Committees and the selection of legal counsel for the Fund. Members of the Committee are [to come].

      Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board of Directors annually. In addition, the Committee assists the Board of Directors in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. Members of the Committee are [to come].

      Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board of Directors. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The

Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. Members of the Committee are [to come].

Compensation

      [The Directors' compensation is allocated per fund based on the number of funds in the Seligman Fund Complex.] It is estimated that the Directors will receive the amounts set forth in the following table from the Fund for the fiscal year ending [ ], [2004]. For the calendar year ended [ ], the Directors received the compensation set forth in the following table for serving as Trustees or Directors of other investment companies in the "Fund Complex." Each officer and Director who is a Director, officer, partner or employee of Seligman, LaSalle Securities or any entity controlling, controlled by or under common control with Seligman or LaSalle Securities serves without any compensation from the Fund, unless authorized by the Independent Directors.

      The following table sets forth information concerning the compensation of the Directors of the Fund. No officers are compensated by the Fund at this time. The Fund does not have any retirement plan for its Directors or officers.

                              TABLE OF COMPENSATION

                                                                             Total Compensation from Fund and Fund
      Name of Person, Position        Aggregate Compensation From Fund(1)       Complex Paid to Director(1)(2)
----------------------------------  ---------------------------------------  -------------------------------------
[to come]

-----------
(1)   Estimated for the fiscal year ending [ ].

(2) The Seligman Group of Funds consists of the Fund and twenty-three other registered investment companies.

Ownership of Securities

      Since the Fund has not yet commenced operations, none of the Directors own Fund shares as of the date of this SAI.

      Set forth below is the dollar range of equity securities owned by each Director as of [ ].

                                                                                  Aggregate Dollar Range of Shares
                                         Dollar Range of Equity Securities in     Owned by Director in the Seligman
    Name and Position with the Fund                    the Fund                            Group of Funds*
  ----------------------------------   ---------------------------------------   -----------------------------------
Independent Directors

[to come]

                                                                                  Aggregate Dollar Range of Shares
                                         Dollar Range of Equity Securities in     Owned by Director in the Seligman
    Name and Position with the Fund                    the Fund                            Group of Funds*
--------------------------------------   -------------------------------------   -----------------------------------

Directors who are "Interested Persons"

William C. Morris                                        None                             Over $100,000
Brian T. Zino                                            None                             Over $100,000

--------
*     Valuation as of [ ]

Independent Directors Ownership of Securities

      As of [ ], no Independent Director (or his/her immediate family members) owned securities of Seligman or LaSalle Securities or securities of any entity controlling, controlled by or under common control with Seligman or LaSalle Securities (not including registered investment companies).

[Independent Directors Interests]

      [As of [ ], no Independent Fund Director (or his/her immediate family members) had an interest, direct or indirect, the value of which exceeds $60,000, in Seligman or LaSalle Securities or any Principal Underwriter of the Fund, or any entity controlling, controlled by or under common control with Seligman or any Principal Underwriter of the Fund (not including registered investment companies).]

      [As of [ ], no Independent Fund Director (or his/her immediate family members) had any material interest, direct or indirect, the value of which exceeds $60,000, in any transaction, or series of similar transactions, during the two most recently completed calendar years, in which any of the following was a party: Seligman or any principal underwriter of the Fund, an officer of Seligman or LaSalle Securities or any principal underwriter of the Fund, any entity controlling, controlled by or under common control with Seligman or LaSalle Securities or any Principal Underwriter of the Fund, an officer of any entity controlling, controlled by or under common control with Seligman or LaSalle Securities or any Principal Underwriter of the Fund, an investment company having Seligman as an Investment Manager or LaSalle Securities as Sub Adviser or the same principal underwriter of the Fund, or any entity controlling, controlled by or under common control with an investment company having Seligman or the same Principal Underwriter of the Fund (not including registered investment companies).]

Codes of Ethics

      Seligman

      Seligman and the Fund have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and their employees (collectively "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Director of Compliance.

      The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

      Employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk or through an authorized dealer or investment advisor designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman's compliance department. The compliance department and the order desk maintain a list of securities that may not be purchased due to a possible conflict with clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

      LaSalle

      LaSalle Securities has adopted detailed policies and procedures in a written Code of Ethics pertaining to securities trading by LaSalle Securities employees. A senior compliance officer and a securities trading committee (the Committee) have been appointed and have the responsibility for interpreting these procedures and for determining whether a violation has occurred. In the event it determines that a violation has occurred, the Committee shall take such action as it deems appropriate.

      The Code of Ethics prohibits any employee of LaSalle Securities to (1) personally acquire a beneficial ownership in any security issued by an issuer whose primary business is investments in real estate (restricted securities); or
(2) cause or attempt to cause, or participate in the decision to cause, client accounts to acquire or dispose of any security of a company with respect to which such employee has obtained material, inside information. Certain exceptions are made to (1) above, including ownership of an open-end investment company investing in real estate securities and ownership of securities issued by Jones Lang LaSalle Incorporated, the ultimate parent of LaSalle Securities. The Code prohibits certain senior employees (Access Persons), from (A) serving as a director of a company that issues restricted securities; or (B) purchasing, or causing a member of his or her immediate family to purchase, new securities issues during their initial public offering or in certain limited offerings. The prohibition in (B) may be waived by the senior compliance officer in response to a written request, provided that applicable regulatory requirements are met.

      LaSalle Securities employees (i) must pre-clear any purchase or sale of shares of any mutual fund for which LaSalle Securities provided advisory services ("Advised Mutual Fund Shares") with a senior compliance officer, or his designee, and (ii) may not purchase and sell, or sell and purchase, shares in any Advised Mutual Fund Shares within 60 calendar days; provided, however, that a senior compliance officer may make exceptions to this prohibition on a case-by-case basis in situations where no abuse is involved, and the equities strongly support an exception.

      Access Persons are required to supply the senior compliance officer with an annual holdings report and a quarterly transaction report (and/or duplicate confirmations for all securities transactions in the Access Person's account, where possible). All reports must contain the title, number of shares and principal amount of each security. These will be reviewed by the senior compliance officer in order to monitor compliance with the procedures specified in the Code. The senior compliance officer is required under the Code to maintain a list of Access Persons and to periodically remind the Access Persons that they are subject to the terms of these procedures. Promptly thereafter, each such Access Person is required to file a statement with the senior compliance officer indicating that he or she has read and understands these procedures and agrees to be bound by them.

      Text-only versions of the Codes of Ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the Codes of Ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                           FREQUENTLY ASKED QUESTIONS

      The following information relates to recent developments in the mutual fund industry as they pertain to Seligman. With respect to the following, J. &
W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Investment Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

      Q1. Have any Seligman employees engaged in improper trading?

      A. The Investment Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

      Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

      A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Investment Manager's legal department and is subject to the Investment Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

      Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

      A. The Investment Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Investment Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Investment Manager believes that such disclosure will not be detrimental to a Fund's interest.

      Q4. What is Seligman's policy with regard to receipt of late trades (i.e., after 4:00 p.m. Eastern Time)?

      A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 p.m. on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 p.m. on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Investment Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Investment Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

      Q5. What is Seligman's policy regarding market timing?

      A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Investment Manager's procedures, the Investment Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.

      Q6. Is Seligman conducting an internal inquiry into whether it or any of its personnel participated in or facilitated violations of law or internal policies relating to market timing or late trading?

      A. Like other investment advisers, the Investment Manager has conducted, and is continuing to conduct, an internal review with respect to market timing and late trading. In addition, the Investment Manager is conducting a broader review of its compliance policies and procedures beyond those relating to market timing and late trading.

      Last September, the Investment Manager had one market timing arrangement, a result of which frequent trading by a client was permitted to occur. This arrangement was in the process of being closed down by the Investment Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced later that month. Based on a review of the Investment Manager's records for the past three years, the Investment Manager identified three other market timing arrangements. All three had already been terminated prior to the end of September 2002.

      The results of the Investment Manager's internal review have been presented to the Independent Directors (as defined below) of the Boards of Directors of the Seligman Funds. Although a review by the Independent Directors is not final, the Investment Manager is confident that any financial impact of these arrangements on the Seligman Funds was minimal. If any Seligman Fund has incurred financial harm as a result of violations of law or internal policies by the Investment Manager or its employees, the Investment Manager will make restitution to that Fund. In addition, other measures have been and will be taken as appropriate, including disciplining employees.

      Q7. Does Seligman disclose its internal market timing procedures?

      A. Seligman's market timing control procedures are proprietary. The Investment Manager believes that disclosing these procedures will reduce their effectiveness.

      Q8. What new practices are being considered to prevent market timing abuses?

      A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

      Q9. Is Seligman involved with any SEC or state investigation relating to market timing or late trading?

      A. The SEC and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Investment Manager has responded to an information request from the Securities Division of the Commonwealth of Massachusetts relating to an investigation of an unaffiliated third party.

      As always, the Investment Manager will continue to cooperate fully with the SEC and state authorities.

      Q10. Does Seligman have any market timing arrangements at the current time?

      A. Seligman has none. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

      Q11. Have any other matters come to Seligman's attention in the course of its internal inquiry?

      A. The Investment Manager has also reviewed its practice of placing some of the Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This is a common practice and permissible when done properly. Although the Investment Manager believes that the execution of all such orders was consistent with its best execution obligations, the Investment Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Investment Manager had with certain brokerage firms. The Investment Manager is confident that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than the Seligman Funds would otherwise have paid for comparable transactions.

      The Investment Manager is conducting an investigation of these matters and is making interim reports to the Independent Directors of the Boards of Directors of the Seligman Funds, who will determine any appropriate measures to be taken. In October 2003, the Investment Manager ceased placing Fund orders to buy and sell portfolio securities with brokerage firms in recognition of their Fund sales. The Investment Manager is also responding to information requests from the SEC relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions. As always, the Investment Manager will continue to cooperate fully with the SEC.

      Q12. Have any employees been disciplined in connection with the Investment Manager's overall internal review?

      A. One employee has left Seligman. Other disciplinary measures will be taken as appropriate.

                         INVESTMENT MANAGEMENT SERVICES

Investment Manager and Sub Adviser

      Subject to the supervision of the Fund's Board of Directors, Seligman is responsible for the Fund's investments (with the assistance of LaSalle Securities) and administers the Fund's business and other affairs. Pursuant to an Investment Management Agreement between Seligman and the Fund (the "Management Agreement"), the Fund has agreed to pay Seligman a management fee payable on a monthly basis at the annual rate of 0. % of the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets") for the services and facilities it provides. The liquidation preference of the Preferred Shares is not a liability or permanent equity.

      Seligman has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below (covering the first nine years of the Fund's operation):

                                       Percentage Waived (Annual Rate as a    Percentage Waived (Annual Rate as a
                                            Percentage of Net Assets               Percentage of Net Assets
                                         Attributable to Common Shares -        Attributable to Common Shares -
                                        Assuming no Financial Leverage is     Assuming the Insurance of Preferred
                     Year                    Issued or Outstanding)                       Shares (1)
            -----------------------    -----------------------------------    -----------------------------------
                      1(2)                           [   ]%                                 [   ]%
                      2                              [   ]%                                 [   ]%
                      3                              [   ]%                                 [   ]%
                      4                              [   ]%                                 [   ]%
                      5                              [   ]%                                 [   ]%
                      6                              [   ]%                                 [   ]%
                      7                              [   ]%                                 [   ]%
                      8                              [   ]%                                 [   ]%
                      9                              [   ]%                                 [   ]%

----------
(1) Assumes the issuance of Preferred Shares in an amount equal to 33% of the Fund's total assets (after issuance).

(2)   From the commencement of the Fund's operations.

      Seligman has not agreed to waive any portion of its fees beyond [ ].

      Because the fees received by Seligman and LaSalle Securities are based on the Managed Assets of the Fund (including assets represented by the proceeds of any Financial Leverage), Seligman and LaSalle Securities have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between Seligman and LaSalle Securities and the Fund's Common Stockholders. Because holders of Preferred Shares or Borrowings receive a specified rate of return, the Fund's management fees and other expenses, including expenses incurred in the issuance and maintenance of any Financial Leverage, are paid only by the Common Stockholders, and not by holders of Preferred Shares or Borrowings. See "Use of Financial Leverage."

      The Management Agreement was approved by the Board of Directors at a meeting held on [ ], 2004 and by the sole stockholder on [ ], 2004. The
Management Agreement will continue in effect until [    , 2005], and thereafter
from year to year, if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman has not notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment.

      LaSalle Securities, 100 East Pratt Street, Baltimore, Maryland 21202, is the subadviser to the Fund. LaSalle Securities is responsible for providing the day-to-day investment management services to the Fund.

      LaSalle Securities is a limited partnership organized under the laws of the State of Maryland in 1994. LaSalle Securities is the dedicated real estate securities investment adviser of LaSalle Investment Management, Inc. ("LaSalle"), a global real estate investment adviser managing private and public real estate assets around the world, including direct interests in real estate and real estate related securities. LaSalle is a wholly-owned subsidiary of Jones Lang LaSalle Incorporated, a U.S. publicly traded company.

      The Sub Advisory Agreement between Seligman and LaSalle Securities was approved by the Board of Directors at a meeting held on [ ], 2004 and by the sole stockholder on [ ], 2004. The Sub Advisory Agreement will continue in
effect until [        , 2005], and thereafter from year to year, if such
continuance is approved in the manner required by the 1940 Act (i.e., by the vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Sub Advisory Agreement or interested persons of any such party). The Sub Advisory Agreement may be terminated at any time, without payment of penalty, by the Fund on 60 days' written notice to the Subadviser by vote of the Board of Directors or by vote of a majority of the outstanding voting securities
(as defined by the 1940 Act) of the Fund. [After [    ] (the "Commitment Date"),
this Agreement also may be terminated by LaSalle Securities or Seligman as of the end of any calendar year upon not less than 60 days' written notice to the other and to the Fund. The Sub Advisory Agreement will automatically terminate in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Management Agreement. In the event that the Sub Advisory Agreement terminates before the Commitment Date as a result of an assignment of the Sub Advisory Agreement or termination of the Management Agreement, LaSalle Securities agrees that, if requested by the Board of Directors and Seligman, LaSalle Securities will make its advisory services available to the Fund and Seligman on terms no less favorable to the Fund and Seligman than provided in the Sub Advisory Agreement.]

      Pursuant to the terms of a Sub Advisory Agreement between Seligman and LaSalle Securities, LaSalle Securities will: (i) participate in the development of the Fund's overall investment strategy and in the determination of investment allocations, (ii) provide investment advice and research to the Fund with respect to existing and potential investments in securities, (iii) determine securities and other assets for investment, (iv) select brokers and dealers, and
(v) cause the execution of trades, provided that, until LaSalle Securities is notified otherwise by Seligman, Seligman will determine (in consultation with LaSalle Securities) the amount of assets that will be Uninvested Assets (as defined below) of the Fund and retain the authority and responsibility for investment and reinvestment of Uninvested Assets. "Uninvested Assets" means any assets of the Fund that are in cash, cash equivalents or money market instruments.

      Seligman will pay LaSalle Securities a fee equal to [ ]% of the amount of the investment management fee (after contractual waivers noted above) earned during each month. The fees of LaSalle Securities will be paid by Seligman out of its management fee or otherwise from its own resources.

      The Sub Advisory Agreement provides that LaSalle Securities will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.

      The Fund pays all of its expenses other than those assumed by Seligman or LaSalle Securities, including brokerage commissions, administration, stockholder services fees, fees and expenses of counsel to the Independent Directors of the Fund and the Fund's attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase of shares, listing fees, expenses of printing and distributing reports, prospectuses, notices and proxy materials to stockholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of stockholders' meetings, expenses of corporate data processing and related services, expenses of issuing Preferred Shares or other Financial Leverage, stockholder recordkeeping and stockholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Fund not employed by or serving as a Director of Seligman or LaSalle Securities or their respective affiliates, insurance premiums, interest on any borrowings or other indebtedness and extraordinary expenses such as litigation expenses.

Board of Directors Consideration of the Management and Sub Advisory Agreements

      The Board of Directors met to consider the terms of the Management Agreement and Sub Advisory Agreement. In approving the Management and Sub Advisory Agreements for the Fund, the Board of Directors primarily considered the nature and quality of the services to be provided under the Agreements and the overall fairness of the Agreements to the Fund.

      [At the [    , 2004] Board of Directors meeting, the Board of Directors
[To be provided by amendment].

                   PORTFOLIO TRANSACTIONS AND OTHER PRACTICES

Portfolio Transactions

      LaSalle Securities will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. Consistent with this policy, LaSalle Securities may give consideration to the research, statistical and other services furnished by brokers to LaSalle Securities for its use in connection with its services to the Fund, as well as to other clients. When two or more investment advisory clients of LaSalle Securities desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by LaSalle Securities in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

      In over-the-counter markets, the Fund intends to deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which the Fund's directors and/or officers are affiliated.

Brokerage Selection

      LaSalle Securities selects broker-dealers with the goal of obtaining "best execution." LaSalle Securities will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to LaSalle Securities in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

      Although sales of investment company shares will not be considered by LaSalle in the selection of broker-dealers to effect securities transactions, Seligman expects that a substantial number of broker-dealers that effect securities transactions for the Fund will have a relationship with either Seligman or LaSalle Securities, as the case may be, or their respective affiliates to distribute shares of the investment companies or other investment products offered by LaSalle Securities or Seligman.

      In connection with any agency trades, LaSalle Securities determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

      LaSalle Securities monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Fund in light of current market conditions, statistical studies and other available information.

                              PROXY VOTING POLICIES

      Seligman, as the Fund's Investment Manager, will vote the proxies relating to the Fund's portfolio holdings.

      Introduction. On behalf of the Fund, Seligman votes the proxies of the securities held in the Fund's portfolio in accordance with Seligman's determination of what is in the best interests of the Fund's shareholders. Seligman has a responsibility to analyze proxy issues and vote in a way consistent with the best interests of the Fund and its shareholders. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund's shareholders, and, as a result, Seligman generally abstains from voting on these issues.

      The Proxy Voting Process. Proxies for securities held by the Fund will be received, processed and voted by Seligman pursuant to the guidelines (the "Guidelines") established by Seligman's Proxy Voting Committee (the "Committee"). The Committee sets policies and guidelines, reviews new corporate governance issues as they arise, assists in determining how Seligman will respond to such issues and provides oversight of the proxy voting process. The Committee is chaired by Seligman's Chief Investment Officer and includes Seligman's Vice Chairman and Seligman's General Counsel.

      Seligman subscribes to a service offered by an independent third party that provides a summary and analysis of the proposals to be acted upon at shareholder meetings of most of companies for which securities are held. Seligman also subscribes to a separate service to assist in the tracking and recordkeeping of proxies. Neither service offers specific voting recommendations.

      Conflicts of Interests. Seligman's Director of Compliance maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors, Inc. or any affiliate thereof. For example, the Proxy Watch List includes portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman's products and services. As described below, proxy voting for these companies is subject to a higher level of consideration.

      Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the shareholders of the Fund to vote in accordance with the Guidelines on a particular issue and in such circumstances may deviate from the Guidelines. Any deviation from the Guidelines must be approved by a member of the Committee. Furthermore, any deviation of the Guidelines for a company which is included on the Proxy Watch List must be approved by a majority of the Committee's members.

      Similarly, for those proposals which are of a unique nature that they must be analyzed on a case-by-case basis, one member of the Committee must approve the voting decision. Where such a proposal is for a company included on the Proxy Watch List, the voting decision must be approved by a majority of the Committee's members. In analyzing potential deviations from the Guidelines and proposals evaluated on a case-by-case basis, Seligman may consider the views of the management of a portfolio company, as well as the view of investment professionals at Seligman and LaSalle Securities.

      Guidelines Summary. The Guidelines are briefly described as follows:

      1. Seligman generally votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to shareholder meetings.

      2. Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards of Directors, supermajority votes, poison pills, issuance of blank check preferred and the establishment of classes with disparate voting rights.

      3. Seligman generally abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

      4. Seligman generally votes in favor for stock option plans or proposals to increase the number of shares under existing stock option plans, provided that the overall dilution of all active stock option plans and stock purchase plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of shareholders (e.g., all such plans must specifically prohibit repricing).

      5. Seligman generally votes with the recommendations of a company's board of directors on other matters relating to executive compensation, unless considered excessive.

      6. Seligman will withhold voting for the entire board of directors if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent;
(c) the board has recommended shareholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

      7. Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

      8. Seligman will vote for proposals to effect stock splits.

      9. Seligman will vote for proposals authorizing share repurchase programs.

      10. Seligman will vote against authorization to transact unidentified business at the meeting.

      11. Acquisitions, mergers, reorganizations, reincorporations and other similar transactions are voted on a case-by-case basis.

      12. Proposals to amend a company's charter or by-laws (other than as identified above) are voted on a case-by-case basis.

      13. Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

      14. Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

      Beginning August 31, [      ], information regarding how the Fund voted
proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be filed with the SEC and will be made available, without charge, upon request to Seligman by calling 1-800-221-2450 (toll-free) or visiting the website of the SEC, at www.sec.gov.

                                  DISTRIBUTIONS

      As described in the Prospectus, initial dividends to Common Stockholders are expected to be declared approximately 45 days from, and paid approximately 60 to 90 days after, the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain more stable monthly dividends, it will initially (i.e., to its first dividend), and may from time to time thereafter, distribute less than the entire amount of net investment income it earns in a particular period. Such undistributed net investment income would be available to supplement future dividends, including dividends that might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares, if any. As a result, the dividends the Fund pays for any particular period may be more or less than the amount of net investment income it actually earns during such period. Undistributed net investment income will be included in the Fund's NAV and, correspondingly, dividends from undistributed net investment income (as well as distributions in excess thereof) will reduce that NAV. However, the Fund intends to distribute substantially all of its net investment income (based on the Fund's full year performance) for each taxable year.

      For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Stockholders, see the Prospectus under "Use of Financial Leverage."

      While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the NAV of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause it to incur federal income and/or excise tax and, under certain circumstances, impair its ability to maintain its qualification for taxation as a registered investment company. See "Tax Matters."

                              DESCRIPTION OF SHARES

Common Shares

      The Articles authorize the issuance of 1,000,000,000 shares. The Common Shares will be issued with a par value of $0.0001 per share. All Common Shares have equal rights as to the payment of dividends and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Whenever Preferred Shares are outstanding, Common Stockholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "Preferred Shares" below.

      The Common Shares are expected to be listed on the [ ] Stock Exchange. The Fund intends to hold annual meetings of stockholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

      Shares of closed-end investment companies frequently trade at prices lower than NAV although shares of closed-end investment companies have during some periods traded at prices higher than NAV. There can be no assurance that Common Shares or shares of other closed-end funds will trade at a price higher than NAV in the future. NAV will be reduced immediately following the offering of Common Shares as a result of payment of the sales load and organization and offering expenses. NAV generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. The Fund intends to have a leveraged capital structure, and therefore, changes in NAV likely would be greater than if the Fund remains unleveraged. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's NAV but will depend solely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for such Common Shares.

Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Common Shares; Tender Offers; Conversion to Open-end Fund" and the Fund's Prospectus under "Use of Financial Leverage."

Preferred Shares

      The Articles authorize the Board of Directors to create additional classes of stock, and it is currently contemplated that the Fund will issue one or more classes of Preferred Shares. The Preferred Shares may be issued in one or more classes or series, with such rights as determined by action of the Board of Directors without the approval of the Common Stockholders.

      The Board of Directors has indicated its intention to authorize an offering of Preferred Shares (representing approximately 33% of the Fund's capital immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board of Directors' continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Stockholders described in the Prospectus and this SAI. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Articles) if and when it authorizes a Preferred Shares offering, the Board of Directors has indicated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively short-term periods (such as 7 days or 28 days); by providing for the periodic redetermination of the dividend rate through an auction process or remarketing procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

      As used in this SAI, unless otherwise noted, the Fund's "net assets" include assets of the Fund attributable to any outstanding Common Shares and Preferred Shares, with no deduction for the liquidation preference of the Preferred Shares. Solely for financial reporting purposes, however, the Fund is required to exclude the liquidation preference of Preferred Shares from "net assets," so long as the Preferred Shares have redemption features that are not solely within the control of the Fund. For all regulatory and tax purposes, the Fund's Preferred Shares will be treated as stock (rather than indebtedness).

      Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. To the extent that the Fund has outstanding any senior securities representing indebtedness (such as through the use of derivative instruments that constitute senior securities), the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of these asset coverage requirements. The liquidation value of the Preferred Shares is expected to be approximately 33% of the value of the Fund's net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness at or below one-half of the value of the Fund's net assets.

      Distribution Preference. The Preferred Shares will have complete priority over the Common Shares as to distribution of assets.

      Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares ("Preferred Stockholders") will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled,

Preferred Stockholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

      Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Articles or the Fund's Bylaws or otherwise required by applicable law, Preferred Stockholders will vote together with Common Stockholders as a single class.

      In connection with the election of the Fund's Directors, Preferred Stockholders, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Stockholders and Preferred Stockholders, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

      The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objectives, the conversion of the Fund from a closed-end to an open-end company, or changes in the investment restrictions described as fundamental restrictions under "Investment Strategies and Risks." The class or series vote of Preferred Stockholders described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

      Holders of Preferred Shares would not be entitled to vote on matters placed before stockholders if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

      Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

      The discussion above describes the Board of Directors' current intention with respect to a possible offering of Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Articles and Bylaws.

               CERTAIN PROVISIONS IN THE ARTICLES OF INCORPORATION

      The Articles include provisions that could limit the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure.

      The affirmative vote of at least 75% of the entire Board of Directors is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 75% of the votes entitled to be cast thereon by the shareholders of the Fund unless it is approved by a vote of at least 75% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A 'Continuing Director' is any member of the Board of Directors of the Fund who (i) is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (an 'Interested Party') and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of Common Shares, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the

Fund. The affirmative vote of at least 75% of the votes entitled to be cast thereon by shareholders of the Fund will be required to amend the Articles of Incorporation to change any of the provisions in this paragraph and the preceding paragraph.

      The affirmative votes of at least 75% of the entire Board of Directors and the holders of at least (i) 80% of the votes entitled to be cast thereon by the shareholders of the Fund and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes held by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

      (i) merger, consolidation or statutory share exchange of the Fund with or into any other entity;

      (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

      (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12 month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a 'Business Combination');

      (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Articles of Incorporation to terminate the Fund's existence;

      (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets as to which shareholder approval is required under Federal or Maryland law;

      (vi) a change in the nature of the business of the Fund so that it would cease to be an investment company registered under the 1940 Act; or

      (vii) with certain exceptions, the issuance of any securities of the Fund to any Principal Stockholder for cash.

      The term "Principal Stockholder" means any person, entity or group that holds, directly or indirectly, more than 5% of the outstanding shares of the Fund and includes any associates or affiliates of such person or entity or of any member of the group.

      None of the foregoing provisions may be amended except by the vote of at least 75% of the outstanding shares of capital stock of the Fund outstanding and entitled to vote thereon. As discussed in the Prospectus, certain of the actions described above also require approval by the holders of the Preferred Shares, tallied separately. Certain of the transactions described above, even if approved by stockholders, may be prohibited by the 1940 Act.

      The shareholder vote described above will not be required with respect to the foregoing transactions (other than those set forth in (v) above) if they are approved by a vote of at least 75% of the Continuing Directors (as defined above). In that case, if Maryland law requires shareholder approval, the affirmative vote of a majority of votes entitled to be cast thereon will be required and if Maryland law does not require shareholder approval, no shareholder approval will be required. The Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at a shareholders' meeting where the Fund has not received notice of the matters generally at least 90 but no more than 120 days prior to the first anniversary of the preceding year's annual meeting.

      The percentage votes required under these provisions, which are greater than the minimum requirements under Maryland law or the 1940 Act, will make more difficult a change in the Fund's business or management and may have the effect of depriving Common Stockholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors believes that the provisions of the Articles relating to such higher votes are in the best interest of the Fund and its stockholders.

      Reference should be made to the Articles on file with the SEC for the full text of these provisions.

     REPURCHASE OF COMMON SHARES; TENDER OFFERS; CONVERSION TO OPEN-END FUND

      The Fund is a closed-end investment company and as such its stockholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which in turn are affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than NAV. The Board of Directors regularly monitors the relationship between the market price and NAV of the Common Shares. If the Common Shares were to trade at a substantial discount to NAV for an extended period of time, the Board of Directors may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will actually reduce market discount. The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

      Notwithstanding the foregoing, at any time when the Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless: (1) all accrued dividends on Preferred Shares have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

      Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934 and the 1940 Act and the rules and regulations thereunder.

      The Board of Directors may also from time to time consider submitting to the holders of the shares of stock of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to stockholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Shares to NAV, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

      See "Anti-Takeover and Other Provisions in the Articles of Incorporation" in the Prospectus and "Certain Provisions in the Articles of Incorporation" in this SAI for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding, and the Fund's Common Shares would no longer be listed on the [ ] Stock Exchange. Holders of common stock of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their common stock. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

      The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

      In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets. This would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks -- Risk of Financial Leverage."

      Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the Board of Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its stockholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its stockholders, no action should be taken.

                                   TAX MATTERS

      Set forth below is a discussion of the material federal income and excise tax aspects concerning the Fund and the purchase, ownership and disposition of Common Shares. This discussion does not purport to be complete or to deal with all aspects of federal taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes that you are a U.S. person and hold your Common Shares as capital assets. This discussion is based on present provisions of the Code and the Treasury regulations promulgated thereunder and existing judicial decisions and administrative pronouncements, all of which are subject to change or differing interpretations (possibly with retroactive effect). Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, locality, foreign country or other taxing jurisdiction.

Taxation of the Fund

      The Fund intends to elect to be treated and to qualify each taxable year for treatment as a regulated investment company under the Code. To qualify for that treatment, the Fund must, among other things:

      (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");

      (b) distribute with respect to each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, the excess of net short-term capital gains over net long-term capital losses and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) for that year ("Distribution Requirement"); and

      (c) diversify its holdings so that, at the end of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the issuer's outstanding voting securities, and (2) not more than 25% of the value of the Fund's total assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

      If the Fund qualifies for treatment as a regulated investment company, it generally will not be subject to federal income tax on income and gains it timely distributes to its stockholders (including Capital Gain Dividends, as defined below). If the Fund failed to qualify for treatment as a regulated investment company for any taxable year, it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its stockholders and the stockholders would treat all those distributions, including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, generally as ordinary income) to the extent of the Fund's earnings and profits. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

      To the extent the Fund fails to distribute in a calendar year at least an amount equal to the sum of (1) 98% of its ordinary income for that year plus (2) 98% of its capital gain net income for the one-year period ending October 31 of that year, plus 100% of any retained amount of either from the prior year, it will be subject to a nondeductible 4% excise tax ("Excise Tax"). For these purposes, the Fund will be treated as having distributed any amount with respect to which it pays income tax. A distribution the Fund pays to stockholders in January of any year generally will be deemed to have been paid on December 31 of the preceding year if the distribution is declared and payable to stockholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the Excise Tax.

      If the Fund issues Preferred Shares, then, at any time when Preferred Shares are outstanding, and its assets are insufficient to satisfy certain requirements, it will be required to suspend distributions to the Common Stockholders until such requirements are satisfied. Doing so may prevent the Fund from satisfying the Distribution Requirement and may therefore jeopardize its qualification for treatment as a regulated investment company or cause it to incur an income tax or Excise Tax liability or both.

Taxation of the Stockholders

      Distributions. As long as the Fund qualifies for treatment as a regulated investment company, distributions it makes to its stockholders from its investment company taxable income will be taxable to them as ordinary income to the extent of its current and accumulated earnings and profits. The Fund currently expects that most dividends it pays will not be eligible for the dividends-received deduction available to corporations or the new reduced maximum federal income tax rate (currently, 15%) on "qualified dividend income" received by individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 ("2003 Tax Act"). Distributions of net capital gain that are properly designated as such ("Capital Gain Dividends") will be taxable to each stockholder as long-term capital gain, regardless of how long the stockholder has held Fund shares. Under the 2003 Tax Act, Capital Gain Dividends the Fund pays to individuals with respect to gains it recognizes on sales or exchanges of capital assets on or after May 6, 2003, to December 31, 2008, also will be subject to a maximum federal income tax rate of 15%.

      Distributions (including Capital Gain Dividends) will be taxable as described above whether received in cash or reinvested in additional Common Shares through the Dividend Reinvestment Plan. A Common Stockholder whose distributions are so reinvested will be treated as having received a distribution equal to either (1) the fair market value of the newly issued shares or (2) if the Common Shares are trading below their NAV, the amount of cash allocated to the stockholder for the purchase of shares on its behalf in the open market.

      The Fund may lend portfolio securities to institutional investors and, during the time securities are on loan, the borrower will pay the Fund an amount equivalent to any dividends the borrower receives on the securities. If securities are on loan over their ex-dividend date, the "equivalent" payments will not be treated as qualified dividend income eligible for the reduced tax rate on individuals' dividends mentioned above.

      Distributions on the Fund's shares are generally subject to federal income tax as described herein, even though those distributions may economically represent a return of a particular stockholder's investment. Those distributions are likely to occur in respect of shares purchased when the Fund's NAV reflects gains that are either unrealized or realized but not distributed or income that is not distributed. Those realized gains may be required to be distributed even when the Fund's NAV also reflects unrealized losses. Distributions are taxable to a stockholder even if they are paid from income or gains the Fund earned before the stockholder makes investment (and thus included in the price the stockholder paid).

      If the Fund makes a distribution to a stockholder in excess of its current and accumulated earnings and profits, the excess distribution will be treated as a "return of capital" to the extent of the stockholder's tax basis in its shares and thereafter as capital gain. A return of capital is not taxable, but it reduces a stockholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the stockholder of its shares.

      The Fund will notify stockholders annually as to the federal tax status of Fund distributions to them.

      Sale of Shares. A stockholder's sale or other taxable disposition of Fund shares may give rise to a taxable gain or loss in an amount equal to the difference between the amount of cash and the fair market value of other property realized and the stockholder's basis in those shares. In general, any gain or loss realized on a taxable disposition of shares will be treated as long-term capital gain or loss (and thus eligible, in the case of individuals, for the 15% maximum federal income tax rate enacted by the 2003 Tax Act on net capital gain, as described above) if the shares have been held for more than 12 months; otherwise, any such gain or loss will be treated as short-term capital gain or loss. However, if a stockholder sells shares at a loss within six months of their purchase, such loss will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends the stockholder received (or the stockholder's share of any undistributed capital gains designated) with respect to the shares. All or a portion of any loss realized on a taxable disposition of Common Shares will be disallowed if other substantially identical shares are purchased within 30 days before or after the disposition. In that case, the basis in the newly purchased shares will be adjusted to reflect the disallowed loss.

      From time to time the Fund may make a tender offer for some of its shares. A tender of shares pursuant to such an offer would be a taxable event. If the Fund decides to make a tender offer, the tax consequences thereof will be disclosed in the documents relating to the offer.

      Under promulgated U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more in any single taxable year (or $4 million or more in the taxable year in which the loss is recognized and the five succeeding taxable years) for an individual stockholder, or five times those amounts for a corporate stockholder, the stockholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

      Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury 28% (except as noted below) of all distributions (including Capital Gain Dividends) and redemption or repurchase proceeds otherwise payable to any individual or certain other non-corporate stockholder who fails to properly furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from all distributions otherwise payable to such a stockholder who has under-reported dividend or interest income or who fails to certify to the Fund that he or she is not otherwise subject to that withholding (together with the withholding described in the preceding sentence, "backup withholding"). The backup-withholding rate is scheduled to increase to 31% for amounts paid after December 31, 2010. Backup withholding is not an additional tax, and any amounts withheld with respect to a stockholder may be credited against the stockholder's federal income tax liability.

                     TAX CONSEQUENCES OF CERTAIN INVESTMENTS

      Certain Global Real Estate Companies. Income that the Fund derives from a Global Real Estate Company classified for federal tax purposes as a partnership (and not as a corporation or REIT) ("RE Partnership") will be treated as qualifying income under the Income Requirement only to the extent it is attributable to the RE Partnership's income items that would be qualifying income if realized directly by the Fund in the same manner as realized by the RE Partnership. The Fund will restrict its investment in RE Partnerships to maintain its qualification as a regulated investment company.

      REMICs. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under U.S. Treasury regulations that are authorized by the Code but have not yet been issued (but may apply retroactively), some of a REIT's income attributable to such an interest (an "excess inclusion") generally will be allocated to the REIT's shareholders in proportion to the dividends they receive; those regulations are expected to treat a regulated investment company's excess inclusion income similarly. Excess inclusion income so allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts and public charities) would constitute unrelated business taxable income to them. In addition, if a "disqualified organization" (which term includes a governmental unit and a tax-exempt entity) is a record holder of a regulated investment company's shares at any time during a taxable year, the regulated investment company will be subject to tax equal to the portion of its excess inclusion income for the year that is allocable to the disqualified organization multiplied by the highest federal income tax rate imposed on corporations. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests.

      Hedging Transactions. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

      Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain to higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction to a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the timing as to when a purchase or sale of securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections to mitigate the effect of these rules and prevent its disqualification as a regulated investment company.

      Foreign Securities. Dividends and interest the Fund receives, and gains it realizes, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its gross assets produce, or are held for the production of, passive income. Under certain circumstances, if the Fund holds stock of a PFIC, it will be subject to federal income tax on a portion of any "excess distribution" the Fund receives on the stock or of any gain on its disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its stockholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its stockholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on "qualified dividend income" described above.

      If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the Fund's incurring the foregoing tax and interest obligation, it would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      The Fund may elect to "mark-to-market" any stock in a PFIC it owns at the end of its taxable year. "Marking-to-market," in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

      Securities Issued or Purchased at A Discount. The Fund may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, the Fund must include in gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the Fund annually must distribute substantially all of its investment company taxable income, including any OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

                                      * * *

      The foregoing is a general summary of the provisions of the Code and regulations thereunder currently in effect as they directly govern the taxation of the Fund and its stockholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. Stockholders are advised to consult their own tax advisers for more detailed information concerning the federal (as well as state, local and foreign) income and other tax consequences of purchasing, holding and disposing of Fund shares.

                             REPORT TO STOCKHOLDERS

      Stockholders of the Fund will receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors for the Fund. The Fund's statements show the investments owned by it and the market values thereof and provide other information about the Fund and its operations.

                                    CUSTODIAN

      [       ], will serve as custodian of the Fund's assets. The custodian performs custodial, fund accounting and portfolio accounting services.

               STOCKHOLDER SERVICE AGENT AND DIVIDEND PAYING AGENT

      Seligman Data Corp., a wholly-owned subsidiary of certain investment companies of the Seligman Group of Funds, acts as the stockholder service agent and dividend paying agent, as well as agent for the Dividend Reinvestment Plan relating to the Common Shares. Seligman Data Corp. also performs, at cost, certain recordkeeping functions for the Fund, maintains the records of stockholder accounts and furnishes dividend paying and related services.

                              INDEPENDENT AUDITORS

      [ ], will serve as independent auditors for the Fund. [ ] provides audit services, tax return preparation and assistance and consultation in connection with review of the Fund's filings with the Securities and Exchange Commission.

                                     COUNSEL

      Clifford Chance US LLP, 200 Park Avenue, New York, NY 10166, will pass upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

                             REGISTRATION STATEMENT

      A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholder and
Board of Directors of
LaSalle Global Real Estate
Income Fund, Inc.

      We have audited the accompanying statement of assets and liabilities of
LaSalle Global Real Estate Income Fund, Inc., (the "Fund") as of         , 2004.
This financial statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this financial statement based on our audit.

      We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of LaSalle Global Real Estate Income Fund, Inc., at [ ], in conformity with accounting principles generally accepted in the United States.

/s/  [  ]

[  ]
[  ]

                  LASALLE GLOBAL REAL ESTATE INCOME FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES
                            [                  ], 2004

                           [to be filed by amendment]

                        See Notes to Financial Statement.

                  LASALLE GLOBAL REAL ESTATE INCOME FUND, INC.

                          NOTES TO FINANCIAL STATEMENT
                                       [ ]

NOTE A Summary of Significant Accounting Policies

1.    Organization

      LaSalle Global Real Estate Income Fund, Inc. (the "Fund") was organized as a Maryland corporation on [ ]. The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

2.    Accounting Policies

      The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires J. & W. Seligman & Co. Incorporated ("Manager") to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results may differ from those estimates.

3.    Concentration of Risk

      The Fund may, for cash management purposes, during a reasonable start-up period following the initial offering, or for defensive purposes, temporarily hold all or a substantial portion of its assets in cash, high-quality, short-term money market instruments, including shares of money market funds that are managed by Management, or in high-quality debt securities. The ability of the issuers of the money market instruments and debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

      Following the start-up period, under normal market conditions, the Fund's investments will be concentrated in income-producing common equity securities, preferred securities, convertible securities and non-convertible debt securities issued by companies deriving the majority of their revenue from the ownership, construction, financing, management and/or sale of commercial, industrial, and/or residential real estate. The value of Fund shares may fluctuate more due to economic, legal, cultural or technological developments affecting the United States real estate industry than would the shares of a fund not concentrated in the real estate industry.

NOTE B Investment Management Agreement

      Pursuant to an Investment Management Agreement between Seligman and the Fund (the "Management Agreement"), the Fund has agreed to pay the Manager a management fee payable on a monthly basis at the annual rate of 0. % of the Fund's average daily total assets minus liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets") for the services and facilities it provides. For this purpose, the liquidation preference of the Preferred Shares is not a liability or permanent equity.

      In addition to the fees of Seligman, the Fund pays all other costs and expenses of its operations, including compensation of its Directors (other than those affiliated with the Manager), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Preferred Shares, expenses of preparing, printing and distributing Prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

      [The Manager has contractually agreed to waive a portion of the management fees it is entitled to receive from the Fund in the amounts, and for the time periods, set forth below (covering the first nine years of the Fund's operation):

                                      Percentage Waived (Annual Rate as a    Percentage Waived (Annual Rate as a
                                           Percentage of Net Assets               Percentage of Net Assets
                                        Attributable to Common Shares -        Attributable to Common Shares -
                                       Assuming no Financial Leverage is     Assuming the Insurance of Preferred
                     Year                   Issued or Outstanding)                       Shares (1)
             -------------------      -----------------------------------    -----------------------------------
                      1(2)                           [   ]%                                 [   ]%
                      2                              [   ]%                                 [   ]%
                      3                              [   ]%                                 [   ]%
                      4                              [   ]%                                 [   ]%
                      5                              [   ]%                                 [   ]%
                      6                              [   ]%                                 [   ]%
                      7                              [   ]%                                 [   ]%
                      8                              [   ]%                                 [   ]%
                      9                              [   ]%                                 [   ]%

----------
(1) Assumes the issuance of Preferred Shares in an amount equal to 33% of the Fund's total assets (after issuance).

(2)   From the commencement of the Fund's operations.

      The Manager has not agreed to waive any portion of its fees beyond [ ].]

      Because the fees received by the Manager and LaSalle Securities are based on the Managed Assets of the Fund (including assets represented by the proceeds of any Financial Leverage), the Manager and LaSalle Securities have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between Seligman and LaSalle Securities and the holders of the Fund's Common Shares. Because holders of Preferred Shares or Borrowings receive a specified rate of return, the Fund's investment management fees and other expenses, including expenses incurred in the issuance and maintenance of any Financial Leverage, are paid only by the Common Stockholders, and not by holders of Preferred Shares or Borrowings. See "Use of Financial Leverage."

NOTE C Organization Expenses and Offering Costs

      Based on an estimated Fund offering of [ ] shares, organization and offering costs are estimated to be $[ ] and $[ ], respectively. The Manager has agreed to pay all organizational expenses and the amount by which the aggregate
of all of the Fund's offering costs (other than sales load) exceed [     ] per
share. Such amount to be paid by the Manager is estimated to be $[ ]. The Fund will pay offering costs estimated at $[ ] from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

NOTE D Federal Income Taxes

      The Fund intends to qualify as a "Regulated Investment Company" and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, such that it will not be subject to Federal income tax.

                                                                      APPENDIX A

                 RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

Standard & Poor's ("S&P") Corporate Bond Ratings

         AAA -- Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest-rated issues only in a small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

         BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to pay interest and repay principal for bonds in this category than for bonds in higher-rated categories.

         BB, B, CCC, CC, C -- Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB -- Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B -- Bonds rated B are more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC -- Bonds rated CCC are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC -- Bonds rated CC are currently highly vulnerable to nonpayment.

         C -- Bonds rated C may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. A C rating also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

         CI -- The rating CI is reserved for income bonds on which no interest is being paid.

         D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         Plus (+) Minus (-) -- The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

S&P Commercial Paper Ratings

         A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, it is somewhat more susceptible to the adverse effects of changes in circumstance and economic conditions than issues in the highest rating category.

         A-3 -- Issues carrying this designation have adequate capacity for timely payment. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity for timely payment.

         B -- Issues with this rating are regarded as having only speculative capacity for timely payment.

         C -- This rating is assigned to short-term debt obligations with high vulnerability to nonpayment.

         D -- Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

Moody's Investors Service, Inc. ("Moody's") Corporate Bond Ratings

         Aaa -- Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Modifiers -- Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Moody's Commercial Paper Ratings

         Prime-1 issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

                  -     Leading market positions in well-established industries.

                  -     High rates of return on funds employed.

                  - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

                  - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

                  - Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations. This will often be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime -- Issuers rated Not Prime do not fall within any of the
                      Prime rating categories.

NOTE: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

         FITCH RATINGS ("FITCH") INVESTMENT GRADE BOND RATINGS

         AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is highly unlikely to be affected by foreseeable events.

         AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F1+'.

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. This is the lowest investment grade category.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

         NR: Indicates that Fitch does not rate the specific issue.

         Withdrawn: A rating will be withdrawn when an issue matures, is called, or refinanced, or when Fitch Ratings deems the amount of information available to be inadequate for rating purposes.

         Rating Watch: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. Rating Watch is typically resolved over a relatively short period.

Fitch High Yield Bond Ratings

         BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

         B: Bonds are considered highly speculative. A significant credit risk is present. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and is contingent upon a sustained, favorable business and economic environment.

         CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations is solely reliant upon sustained, favorable business or economic developments.

         CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C: Bonds are in imminent default in payment of interest or principal.

         DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery on these bonds, and 'D' represents the lowest potential for recovery.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'DDD,' 'DD,' or 'D' categories.

         NR: Indicates that Fitch does not rate the specific issue.

         Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Fitch Investment Grade Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F1+'.

         F2: Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F1+' and 'F1' ratings.

         F3: Fair Credit Quality. Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D: Default. Issues assigned this rating are in actual or imminent payment default.

NOTES: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. The Fund is dependent on the Investment Adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

                           PART C - OTHER INFORMATION

Item 24. Financial Statements And Exhibits

      (1)   Financial Statements

                  Part A

                  None

                  Part B

                  1.    Report of Independent Auditors(1)

                  2.    Statement of Assets and Liabilities(1)

      (2)   Exhibits

      (a)   Articles of Incorporation of Registrant(2)

      (b)   By-Laws of Registrant(1)

      (c)   Not applicable

      (d)   Form of Specimen Share Certificate(1)

      (e)   Dividend Reinvestment Plan of Registrant(1)

      (f)   Not applicable

      (g)   (i)   Form of Management Agreement between Registrant and J. & W.
                  Seligman & Co. Incorporated(1)

            (ii) Form of Sub Advisory Agreement between J. & W. Seligman & Co. Incorporated and LaSalle Investment Management (Securities), L.P.(1)

      (h)   Form of Underwriting Agreement(1)

      (i)   Not applicable

      (j)   Form of Custodian Contract(1)

      (k)   Not applicable (1)

      (l)   Opinion and Consent of Counsel(1)

      (m)   Not applicable

      (n)   (i) Consent of [ ](1)

            (ii)  Powers of Attorney(1)

      (o)   Not applicable

      (p)   Form of Initial Subscription Agreement(1)

      (q)   Not applicable

      (r) Codes of Ethics of the Fund, the Investment Manager and the Sub Adviser(1)

-------
(1)   To be filed by Amendment.

(2)   Filed herewith.

Item 25.  Marketing Arrangements

Reference is made to Exhibit ([ ]) to this Registration Statement to be filed by amendment.

Item 26.  Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

       SEC Registration fees...............................................................           $
       [         ] listing fee.............................................................           $
       Printing (other than stock certificates)............................................           $
       Fees and expenses of qualification under state securities laws (excluding
           fees of counsel)................................................................           $
       Accounting fees and expenses........................................................           $
       Legal fees and expenses.............................................................           $
       Dealer Manager expense reimbursement................................................           $
       Information Agent's fees and expenses...............................................           $
       Subscription Agent's fees and expenses..............................................           $
       NASD fees...........................................................................           $
       Miscellaneous.......................................................................           $
                                                                                                -------
                     Total.................................................................    $
                                                                                                =======

Item 27.  Persons Controlled by or Under Common Control with Registrant

None.

Item 28.  Number of Holders of Securities

                                                                Number of
                                                          Record Holders as of
Title of Class                                                       , 2004
--------------                                            ------------------
Common Shares, $[  ] par value (as registered)..........           [ ]

Item 29. Indemnification

[Reference is made to the provisions of Article Twelfth of Registrant's Articles of Incorporation filed as an exhibit to Registrant's Registration Statement (as noted in Item 24 above) and Article II of Registrant's By-laws filed as an exhibit to Registrant's Registration Statement (as noted in Item 24 above).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of counsel the matter has be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.]

Item 30. Business and Other Connections of Investment Manager and Sub Adviser

Investment Manager

The Investment Manager, a corporation organized under the laws of Delaware, acts as Investment Manager to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Manager or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Manager filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-15798).

Sub Adviser

The Sub Adviser, a corporation organized under the laws of [ ], acts as Sub Adviser to the Registrant. The Registrant is fulfilling the requirement of this
Item 30 to provide a list of the officers and directors of the Sub Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-48201).

Item 31. Location of Accounts and Records

The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) the offices of the Fund, 100 Park Avenue, New York, NY 10017; (2) [ ] custodian of the Registrant's cash and securities and also agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, (3) Seligman Data Corp., 100 Park Avenue, New York, New York 10017, shareholder service agent, maintains shareholder records for the Registrant, and (4) LaSalle Investment Management (Securities), L.P., 100 East Pratt Street, Baltimore, Maryland 21202.

Item 32. Management Services

Not applicable.

Item 33. Undertakings

1. (a) The Registrant undertakes to suspend offering its shares until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

      (b)   The Registrant hereby undertakes:

            (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933.

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

            (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

3.    Not applicable.

4.    Not applicable.

5. a. Registrant undertakes that, for the purpose of determining any liability under the Securities Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

      b. Registrant undertakes that, for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any SAI constituting Part B of this Registration Statement.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the U.S. Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th day of April, 2004.

                              LASALLE GLOBAL REAL ESTATE INCOME FUND, INC.


                              By: /s/Brian T. Zino
                                  --------------------------------------
                                  Brian T. Zino
                                  President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                Signature                                     Title                                Date
                ---------                                     -----                                ----
/s/ William C. Morris                           Chairman of the Board and Director            April 20, 2004
------------------------------------
William C. Morris

/s/Brian T. Zino                             Director, President and Chief Executive          April 20, 2004
------------------------------------          Officer (Principal Executive Officer)
Brian T. Zino

/s/Lawrence P. Vogel                         Vice President and Treasurer (Principal          April 20, 2004
------------------------------------            Financial and Accounting Officer)
Lawrence P. Vogel

                                  EXHIBIT LIST

Exhibit (2)(a):        Articles of Incorporation of Registrant